UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21479
Madison Harbor Balanced Strategies, Inc.
(Exact name of Registrant as specified in charter)

The Chrysler Building
405 Lexington Avenue
47th Floor
New York, NY 10174
(Address of principal executive offices)
Madison Harbor Balanced Strategies, Inc.
Edward M. Casal, Chief Executive Officer
The Chrysler Building
405 Lexington Avenue
47th Floor
New York, NY 10174
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-212-380-5500
Date of fiscal year end: March 31, 2011
Date of reporting period: September 30, 2010

Item 1. Reports to Shareholders.
Included herein pursuant to rule 30e-1 under the Investment Company Act of 1940.

Managed by

Madison Harbor Balanced Strategies, Inc.
Access to Private Real Estate Opportunities

Our Adviser’s Mission
Progressiveness
Being progressive is having a vision of the future, encouraging innovation and improvement, and championing continuous learning. It is about leading the industry by listening and responding to customers and keeping ahead of the competition.
Integrity
Integrity is behaving in a way consistent with professional and ethical standards. It is being open, honest and keeping commitments, taking personal responsibility for what we say and do. It is about earning trust and respect through honesty and fairness.
Performance
Performance-driven is having clear goals and achieving them by everyone working towards them in an efficient manner.
Teamwork
Teamwork is the lifeblood of Aviva. It means commitment to a common vision and objectives, depending on one another, pulling together and sharing knowledge and learning. It is creating a sense of community and belonging in how we operate as a business. It means taking pride in Aviva’s achievements.
This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Madison Harbor Balanced Strategies, Inc. (the “Fund”).
Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, if redeemed (see below), may be worth more or less than their original cost. The Fund’s shares are not traded on any securities exchange or any other market, and are subject to restrictions on transferability and resale. Shareholders do not have the right to require the Fund to repurchase or redeem their shares. The Fund may offer to repurchase Fund shares annually. Such repurchases, if any, will be subject to available liquidity and other restrictions, be consummated at a discount to the then net asset value per share, and will at no time exceed more than 5% of the Fund’s outstanding shares.
The views on the benefits and advantages of investing in real estate, as expressed herein, reflect the views and beliefs of the Adviser based on its experience in real estate investing. Many of the statements in this presentation are forward looking and contain significant risks and uncertainties. The opinions and views expressed herein are subject to change based on market and other conditions. Traditional investments are significantly different asset categories from that of real estate and thus the returns are significantly different, as are the characteristics of risk, liquidity and transparency.

Table of Contents

Letter to Shareholders	1

Our View	4

Your Portfolio	19

Manager Highlights	23

Consolidated Financial Statements	25

Consolidated Statement of Assets and Liabilities	25

Consolidated Schedule of Investments	26

Consolidated Schedule of Investments	27

Consolidated Statement of Operations	29

Consolidated Statement of Changes in Net Assets	30

Consolidated Statement of Cash Flows	31

Consolidated Financial Highlights	32

Notes to Consolidated Financial Statements	33

Primary Strategies Implemented by Underlying Funds	41

Private Equity Funds and the J-Curve	42

Management Team and Independent Directors	43

Letter to Shareholders
November 24, 2010
Dear Shareholders,
The U.S. economy grew at a faster rate than anticipated in the third quarter, driven primarily by substantial investment in private inventories and to a lesser extent by consumer spending and stronger exports. Third quarter GDP growth was revised upward to an annualized 2.5%, exceeding both the government’s initial estimate of 2.0%, and second quarter GDP growth of 1.7%. The U.S. economy has expanded 3.2% over the past four quarters, slightly above the 2.75% rate that many economists view as a long-term average, and the strongest year-over-year growth since 2005.
However, even with the improvement in the third quarter, there is still little momentum in the economic recovery, as structural headwinds seem to be growing stronger. Inventory stockpiling, which added 1.3% to third quarter GDP, is not a long-term solution without accompanying demand. The unemployment rate has been stuck at 9.6% since August of this year, and recent Federal Reserve projections estimate the unemployment rate at or above 9% through the end of 2011 and above the historical average of 5% for years to come. A full fledged economic recovery will be difficult to come by without job creation. At the same time, the Federal Reserve has begun implementation of “QE2” (Quantitative Easing 2), a program that will enable the purchase of $600 billion in long-term treasuries between now and June 2011, with the twin goals of boosting asset prices and confidence in the economy.
On the international front, European sovereign debt issues continue to rattle financial markets, with contagion fears rising. Ireland’s recent request for a $110 billion bailout package for its crippled banking system seems to prove that fiscal austerity measures alone are inadequate once a country’s sovereign debt level exceeds a certain point. Yields on Portuguese and Spanish sovereign debt have increased significantly in response, with investors speculating that these, and other current account deficit countries, could be next in line for a bailout. The Euro contagion effect could also dampen confidence in the U.S. market, as its fiscal situation is brought more clearly into focus (U.S. federal debt to GDP is already above 90%). We continue to monitor political tensions in the Middle East and the Korean peninsula, currency policies in many emerging markets, which face a fall in export prices should the U.S. Dollar continue weakening as a result of QE2, and economic policy in China, which has acted as a strong buffer to potential economic declines throughout Asia, to assess their impact, if any, on the U.S.
Due to the tepid economic recovery underway, U.S. commercial real estate continues to face significant challenges, though early recovery signals continue to flash. Fundamentals are likely to be challenged as long as the employment situation remains bleak, though apartments and hotels have started to see positive movements in occupancies and rents. Vacancy rates in other sectors, such as office and retail, are likely to remain elevated due to slow job growth. Transaction volumes remain approximately 90% below peak 2007 levels, though they are recovering on a quarter-over-quarter basis. According to Real Capital Analytics, sales volume totaled $23.8 billion in the third quarter, the highest quarterly volume in two years and up 16% from the second quarter. Interestingly, capital values for trophy assets in top tier locations seem to be benefitting from low interest rates, an influx of risk averse foreign and domestic capital, and product scarcity. Near term, cap rates may continue to compress moderately, as buyers are forced to bid-up asset values perhaps even to pre-crisis levels.
The public and private markets performed well in the third quarter, with the public markets posting particularly strong results. The S&P 500 index was up 10.7%, while the FTSE NAREIT U.S. Real Estate Index (the index tracking public real estate investment trusts) increased 12.3%, continuing its market outperformance.1 In a reversal from last quarter, private markets lagged their public counterparts. The NCREIF Index (the appraisal-based index for private real estate) posted a 3.9% gain, its third positive quarter after six consecutive quarterly losses.2 The NCREIF Index’s worst performance this cycle was negative 8.3% in the fourth quarter of 2008, and the index remains 17.9% below its peak. An alternate and often preferred index for private real estate, the MIT Transactions-Based Index (the index tracking prices of properties sold from the NCREIF Index database), declined 7.3% in the third quarter after a double-digit increase in the second quarter. The index depreciation could be driven by investor caution over pricing for premium assets, which comprise the bulk of investment sales volume. The MIT Index is now down 36.3% from its Q2 2007 peak.3
The Fund’s performance was effectively unchanged for the quarter, at +0.04%, as our underlying funds reported little change in values overall and our internal valuation process produced similar results. The Fund’s September 30, 2010 net asset value of $681.54 per share represents a total return of -28.2% since inception, as adjusted for the reinvestment of distributions, and is down 33.3% since its peak in Q3 2007. It is important to note that NCRIEF index assumes no leverage at the property level, while the Fund’s returns include the effects of leverage at the underlying fund level – which compounds price movements – although this effect is offset in part by the Fund’s cash and short-term investments position.
In the near term, we expect U.S. commercial real estate pricing to continue diverging between core and transitional assets, though less so than in prior quarters as investors begin to pull back from bidding wars that threaten to approach 2007 pricing levels. Fundamentals are likely to continue weakening across sectors most heavily tied to employment, e.g., office and retail, due to persistently high unemployment levels (6.6 million long-term unemployed) and the effect of deleveraging on the consumer and businesses. Globally, fiscal tightening is likely to restrain growth, muting the recoveries that appear to be underway in certain markets. Going forward, we believe that real estate will continue to suffer until investors and consumers grow confident that improvement in the macro situation is at hand.
The Fund
In the accompanying Your Portfolio section of this report we discuss the challenges and opportunities facing the underlying funds in the portfolio. Our underlying managers, all of whom we met or spoke with during the quarter, continue to report extremely challenging real estate market conditions and remain focused on balance sheet management and maximizing the profitability of existing assets through tenant retention and lease-up. As we have mentioned in prior reports, certain of the underlying funds are facing greater challenges than others, and in Your Portfolio we note the issues facing Barrow Street, Keystone, Legacy I, Legacy II, RREEF III, and Transwestern, including near-term debt maturities, potential recapitalization needs, working capital shortfalls, exposure to troubled asset classes and a concentration of projected distributions from a small number of core assets. We are currently monitoring these investments carefully and remain in close dialogue with management regarding any changes in performance.
While some of our underlying funds are struggling with debt maturity and working capital issues, and all are being challenged by current market conditions, two funds in particular, Urban American and Thor, are sitting on considerable dry powder earmarked for deployment into what could be shaping up to be the most attractive acquisition environment in many years. Despite considerable market stress, four of our funds (Five Arrows, Guardian, Harrison Street and Legg Mason) are still on track to perform relatively well. While we remain disappointed with the portfolio’s losses, and with the managers who unexpectedly assumed outsized risk, we continue to believe that the Fund has benefitted from the portfolio’s diversification and defensive investment strategies.

[1]	National Association of Real Estate Investment Trusts, www.nareit.com.

[2]	National Council of Real Estate Investment Fiduciaries, www.ncreif.com.

[3]	MIT/CRE Transactions-Based Index (TBI) of Institutional Commercial Property Investments Performance, http://web.mit.edu/cre/research/credl/tbi.html,

Minimal distributions were received in the third quarter, reflecting market dislocation and the need for managers to reserve cash to paydown debt and fund tenant acquisition and improvements costs. As such, dividend distributions are unlikely in the near term, and as noted in the prior quarter report, the Fund’s Board has determined that no tender offer will be made this year as we seek to assure adequate liquidity to meet our remaining capital commitments. We also note that with all the Fund’s capital committed, should any underlying funds need fresh capital, the Fund would face dilution if it was unable to contribute its pro rata share of any recapitalization equity raised.
Valuation
Portfolio valuation remains a primary issue for the Fund, given that no listed market exists for our investments. In commercial real estate, transaction volumes still remain low, leaving little data for analysts to rely upon. Nevertheless under U.S. Generally Accepted Accounting Principles (U.S. GAAP) the Fund is required to present the value of its investments at “Fair Value” as of the date of this report.
By necessity, we set the Fund’s net asset value each quarter based initially on the most recent net asset value information provided to us by each of the underlying fund managers, usually for the prior quarter. This quarter-lag presents a manageable valuation issue during “normal” times, but with the precipitous economic and capital market declines having taken place since mid-2008, we have found it necessary to undertake additional analysis and deliberation and to make significantly greater valuation adjustments than have been made in prior quarters. Reflective of the moderation in market volatility, our valuation adjustments have also moderated over the past few quarters.
For the third quarter, our net valuation adjustment was -$2.2 million, which represents a slight improvement of the -$2.3 million adjustment recorded for the second quarter. This adjustment reflects moderate increases to the NAVs reported by four underlying funds, decreases for eight funds and no change for the remaining two. If we had not made these adjustments to the managers’ reported NAVs, the NAV of the Fund would be higher by 7.9%. It is important to note that with few comparable transactions to use for valuation purposes, our internal valuation process and those of the underlying funds rely in large part on discounted cash flow analysis which incorporates current interest rates to arrive at a present value of projected future cash flows. Recent valuations have benefitted from low interest rates, but would be negatively impacted should interest rates start to move higher.
Outlook
With a high level of uncertainty in the U.S. and global macroeconomy, we expect difficult conditions to remain in place through 2010 and into 2011. Fortunately, the Fund has undrawn capital in several of its funds including significant dry powder in two funds, and is, by-and-large, invested in defensive strategies. Our investment philosophy and approach continue to be based on the use of fundamental research to identify a range of opportunities that we believe offer an attractive balance of risk and reward to assist our shareholders toward their long-term investing goals. We value our relationship with you as our investment partners and we stand ready to respond to any questions you may have.
Sincerely,

Edward M. Casal	Russell H. Bates
Chairman and	Executive Vice President
Chief Executive Officer

Our View
3Q 2010
Aftershocks and Imbalances
“We learn geology the morning after the earthquake.”
Ralph Waldo Emerson
Introduction
While the tone of the real estate investment industry has improved globally, the events of 2010 have been thus far as complex and interrelated as any in our careers. Certainly, global growth is rebounding from the depths of the Global Financial Crisis (hereafter, the “GFC”), however, uncertainty regarding the medium-term direction of the global economy is significant, as the fiscal imbalances – which were at the heart of the causes of the GFC – remain unresolved.
Opinions differ profoundly regarding appropriate courses of action with regard to fiscal and monetary policy within each country. In most of the OECD1 countries, a recent push for fiscal austerity seems to fly in the face of the lessons of the 1930’s America and, more recently, late-1990s Japan, and yet is being pursued aggressively. As a result, investors are unsure whether to fear inflation, deflation, default, financial shocks, or all of the above.
In this quarter’s Our View we cover a broad range of interrelated and intriguing topics. It is presented in the three sections, and in particular covers recent sovereign risk issues in Europe:
A Reviving Global Economy: Economic performance in the first quarter of 2010 showed general improvement across the globe with GDP improving and world trade rebounding. Asia (ex-Japan) is exhibiting the strongest rebound growth while southern Europe suffers from sovereign debt issues. In the Americas, U.S. growth is muted and job formation stagnant, while Brazil and Mexico show relative strength. Unfortunately, capital market indicators generally declined, perhaps due to fiscal issues in Southern Europe, but more likely as a result of uncertainty regarding sustainability of a very fragile recovery.
Aftershocks of the GFC: Thus far, the repercussions of the GFC have differed by country, sometimes greatly. Aftershocks of the GFC are likely to go on for years, with fiscal worries undermining confidence in the financial sector and back again. The countries of southern Europe generally find themselves in difficult positions, while all of Europe prepares for austerity. Further, financial repression will likely result as governments attempt to coerce market demand for their excessive supply of debt. In all, there is a costly lesson to be learned regarding second order effects and contingent liabilities.
Global Imbalances: Macroeconomic events will affect virtually every driver to real estate returns, often significantly. In particular, imbalances and effects of policy decisions will continue to affect each nation’s economic growth, job formation, currency rates and cost of capital. Specifically, can the U.S. continue to be the primary purchaser of the world’s goods, financed by the global exporting countries, primarily led by China and the oil exporters? While China may be embarking on a drive to further develop internal demand and thereby alleviate imbalance pressures, sovereign issues and devaluation of the Euro may result in increasing imbalances. And the U.S. dependence on imported oil may make it difficult to exit this pernicious cycle.
Long-term investors in real estate benefit by positioning capital away from risk and in the flow of potentially favorable events. For global investors: choose your country allocations wisely! For domestic-only investors: be prepared to have world events continue to affect your domestic returns as second order effects are dangerous and real.

[1]	Organisation for Economic Co-operation and Development

A Reviving Global Economy
The global economy has undoubtedly been improving. The IMF recently reported in an update to its World Economic Outlook that the world economy expanded at an annualized rate of over 5% during the first quarter of 2010. This was better than expected in the April 2010 WEO, mostly due to robust growth in Asia.
In its latest economic outlook, the OECD said that the world economy is forecast to grow 4.6% in 2010, after a 0.9% decline in 2009. Gross domestic product (GDP) across OECD countries is projected to rise by 2.7% this year and by 2.8% in 2011. These are upward revisions from the previous, November 2009, forecasts of OECD-wide GDP growth of 1.9% in 2010 and 2.5% in 2011, and are better than almost anybody expected even half a year ago. Unconventional policy has stopped the crisis from becoming a depression, so far.
Economic activity in OECD countries is picking up faster than expected but volatile sovereign debt markets and overheating in emerging-market economies are presenting increasing risks to the recovery.
GDP projections (% change from previous year)
Source: OECD, Economic Outlook
Trade flows are rising again as strong growth in China (fueled by massive fiscal stimulus) and other emerging markets is helping to pull other countries out of recession. But at the same time, the risk of overheating and inflation is growing in emerging markets.
Source: FactSet, CPB Netherlands

Uneasy Indicators
Despite a return to economic growth throughout the majority of the world, financial markets in the second quarter of 2010 were particularly weak, perhaps understandably so given recent world events. The Greek sovereign crisis, BP oil spill, potential effects of U.S. regulatory reform, potential overheating in China, burn-off of stimulus worldwide, and the latest North Korean aggression have been notable issues. Further, disappointing economic data have led to market anxiety over a potential soft patch in U.S. growth following a very strong first half of the year. Globally, European fears have now spread to risk assets in general as in many ways European contagion has become a predominant driving force of asset markets.
Source: FactSet
As we have written in the past, we have believed and continue to structure investment portfolios with the underlying assumption that the developed world economies will “bump along the bottom” as deleveraging pressures in both the private and government sectors create strong headwinds against relatively strong business financial conditions. In these “developed world” and current account deficit markets, relatively conservative investment strategies are warranted. And while the emerging world current account surplus countries have shown very strong recoveries over the first half of 2010, caution remains the hallmark due to a strong dependency on China economic policy (which is becoming less expansive), potential contagion effects from financial issues in the Eurozone, and a real question about the long-term sustainability of running surpluses.
The following chart highlights capital market response to uncertainties, despite recovering economic performance. While some may argue that the weak capital market performance in the first half of 2010 resulted from the difficulties in Southern Europe, we are inclined to believe that the markets are indicating concern regarding the sustainability of a very fragile economic recovery.

First half 2010
Capital Market Index	Performance
S&P 500	(7.6)%
FTSE 100	(9.2)%
Euro Stoxx 50	(13.2)%
Shanghai Composite	(26.8)%
Nikkei 225	(11.0)%

MSCI World	(9.7)%
MSCE Emerging Mkts	(6.7)%

Euro vs USD	(14.6)%
S&P GSCI Commodities Index	(5.6)%
Crude Oil	(6.0)%

Gold	13.5%
US Dollar Index	6.6%
Sources: Datastream, Bloomberg
In another bearish signal for real estate, the OECD reports that the growth in jobs is not keeping pace with economic recovery. The number of unemployed has risen by 16 million in OECD countries in the past two years. The Outlook says the unemployment rate may now be peaking at an average 8.5% across OECD economies and is likely to fall only slowly in the near term. This does not bode well for a demand-led real estate recovery – again a signal to remain cautious and selective.
Unemployment rate (% of labor force)
Source: OECD, Economic Outlook
There is a long way to go until economic recovery is entrenched and robust. World growth is projected at about 4.5% in 2010 and 4.25% in 2011.
Relative to the April 2010 World Economic Outlook (WEO), this represents an upward revision of about 1/2 percentage point in 2010, reflecting stronger activity during the first half of the year.
Latest IMF Projections
The IMF’s WEO forecast for 2011 is unchanged. At the same time, downside risks have risen sharply amid renewed financial turbulence. In this context, the new forecasts hinge on implementation of policies to rebuild confidence and stability, particularly in southern Europe.
Overall, the WEO forecast continues to be consistent with a modest recovery in advanced economies, and still-robust growth overall in emerging and developing economies, but with considerable diversity among them. For 2011, growth in advanced economies remains broadly unchanged from the April 2010 WEO, at 2.5% percent. Somewhat stronger projected growth in the United States (owing to gathering momentum in private demand) is offset by
Latest IMF projections
The world economy is recovering better than expected, but at varying speeds for different regions.
(percent change unless otherwise noted)

					Difference from
					April 2010
			Projections		WEO projections
	2008	2009	2010	2011	2010	2011
World Output	3.0	-0.6	4.6	4.3	0.4	0.0
Advanced Economies	0.5	-3.2	2.6	2.4	0.3	0.0
United States	0.4	-2.4	3.3	2.9	0.2	0.3
Euro Area	0.6	-4.1	1.0	1.3	0.0	-0.2
Germany	1.2	-4.9	1.4	1.6	0.2	-0.1
France	0.1	-2.5	1.4	1.6	-0.1	-0.2
Italy	-1.3	-5.0	0.9	1.1	0.1	-0.1
Spain	0.9	-3.6	-0.4	0.6	0.0	-0.3
Japan	-1.2	-5.2	2.4	1.8	0.5	-0.2
United Kingdom	0.5	-4.9	1.2	2.1	-0.1	-0.4
Canada	0.5	-2.5	3.6	2.8	0.5	-0.4
Other Advanced Economies	1.7	-1.2	4.6	3.7	0.9	-0.2
Newly Industrialized Asian Economies	1.8	-0.9	6.7	4.7	1.5	-0.2
Emerging and Developing Economies	6.1	2.5	6.8	6.4	0.5	-0.1
Central and Eastern Europe	3.1	-3.6	3.2	3.4	0.4	0.0
Commonwealth of Independent States	5.5	-6.6	4.3	4.3	0.3	0.7
Russia	5.6	-7.9	4.3	4.1	0.3	0.8
Excluding Russia	5.3	-3.4	4.4	4.7	0.5	0.2
Developing Asia	7.7	6.9	9.2	8.5	0.5	-0.2
China	9.6	9.1	10.5	9.6	0.5	-0.3
India	6.4	5.7	9.4	8.4	0.6	0.0
ASEAN-5[1]	4.7	1.7	6.4	5.5	1.0	-0.1
Middle East and North Africa	5.3	2.4	4.5	4.9	0.0	0.1
Sub-Saharan Africa	5.6	2.2	5.0	5.9	0.3	0.0
Western Hemisphere	4.2	-1.8	4.8	4.0	0.8	0.0
Brazil	5.1	-0.2	7.1	4.2	1.6	0.1
Mexico	1.5	-6.5	4.5	4.4	0.3	-0.1

Source: IMF, World Economic Outlook, July 2010.

[1]	Indonesia, Malaysia, Phillippines, Thailand, and Vietnam.

slightly weaker projected growth in Eurozone (due to the turbulence). Challenging the recovery in these economies are high levels of public debt, unemployment, and in some cases, constrained bank lending.
Output growth in emerging and developing economies is expected to edge down to 6.5% on an annual basis in 2011. This forecast is broadly unchanged from the April 2010 WEO, with key emerging economies in Asia and in Latin America continuing to lead the recovery.
We have been consistent in expecting emerging market growth to outpace the developed world as the world economy emerges from the cyclical trough. Accordingly, we have believed that real estate investment in the developed world should remain tilted toward defensive strategies (e.g., debt, preferred equity, stabilized properties) rather than aggressive, growth oriented objectives (e.g., leveraged equity, development). Even within emerging markets, growth expectations must be undertaken only with a rigorous value exercise in order to avoid disappointing investment results due to premium pricing driven by excessive weight of capital overwhelming thin investment markets.
Aftershocks of the GFC
Last quarter we presented sovereign risk as one of six areas of uncertainty that we are monitoring carefully. This quarter, events in Greece have gone as far as to call the European project into question. This is perhaps the second stage of the GFC, during which we continue to expect a series of continued aftershocks – the first of these was the Euro debt crisis, which began when Greece revealed greater financial obligations than were “on the books”. As 2010 continues to prove, it is unreasonable to expect a simple global recovery given the unprecedented financial crisis and the unprecedented response to it.
While extraordinary fiscal and monetary action on the part of the world’s central banks prevented a global depression, they did not address many of the factors affecting imbalances that continue to pose risk to the financial system. Significantly, fiscal crises can be the aftershocks of financial crises, which can in turn cause further financial aftershocks.
There is no doubt that there is a huge debt burden weighing on many OECD countries as a result of additional public sector debt taken on, in some cases on top of already high obligations. The chart below highlights the debt for a number of countries before and after the global financial crisis.
Source: OECD, Economic Outlook

There are no easy solutions. In the long run, as national economies strengthen, emergency fiscal measures must be removed and even reversed – but there is little evidence that many mature economies are currently strengthening sufficiently. In fact, whether emergency fiscal measures need to be removed right now is extremely contentious, in similar fashion to the U.S. in the 1930s. In many countries, fiscal austerity is underway and we can only hope that spending cuts and tax increases focus on areas that are the least harmful to growth, but it will not be easy.
It is also a reality that during complex periods, trade liberalization is difficult to promote. While reforming trade, product and labor markets to enhance transparency, flexibility and competition should be part of globally coordinated strategies to increase global growth, trade reform in the economic environment of the next decade seems unlikely.
As the second quarter ended, the developed countries of the world were implementing a dangerous experiment – repeating an economic policy out of the 1930s, starting to cut spending and raise taxes before economic recovery is firmly assured. The hope is that the overall situation is different enough from the past to assure a better outcome than the economic decline which ensued in the past. If the private sector makes up for the slack, governments will have taken a strong step to improve fiscal positions. If not, (most likely because the private sector continues to pursue deleveraging), economies will decline, tax receipts will diminish, and fiscal positions could actually deteriorate.
What does this mean to a real estate investor? Everything. That “100%-location” building you own hasn’t performed so well if it’s in downtown Reykjavík or Athens. On the other hand, a class-B, off center property in São Paolo or Sydney held up relatively well during the storm. For investors thinking globally, investment strategy has to start with a thorough long-term look forward view of macro economic forces.
The PIIGS are Grounded2
Prior to the GFC, financial and property markets, fueled by leverage, increased in value, complexity and risk tolerance worldwide. Government tax receipts increased but spending in the developed world exceeded receipts so borrowing increased at a faster pace. In the new Eurozone, all governments found they could borrow as if they were Germany, despite lower productivity. Accordingly, wages soared and households and businesses borrowed aggressively to buy and build both productive and marginally-productive assets. In many cases, fiscal deficits exploded to levels never before seen in peacetime, particularly in countries affected by the bubbles – so the threat of a fiscal crisis emerged.
Greece’s financial crisis is perhaps an extreme example of a broader European problem – the growth in the size and power of the European Union has fed a dangerous sense of complacency. Everybody could aspire to the relatively comfortable, stable lives of the French and the Germans without the same level of productivity. For many years, it appeared to be working beautifully – as living standards improved in countries such as Spain, Greece and Poland. Unfortunately, in the long run Europe’s existence as a “lifestyle superpower” is dependent on an ample supply of credit – and debt markets became nervous about some countries ability to service their debt.
Source: FactSet
Subsequent to the GFC the situation is vastly different, particularly for a group of countries known as the PIIGS (Portugal, Ireland, Italy, Greece and Spain). Even after unprecedented support for Greece, in mid-June Greece’s credit rating was cut to non-investment grade, or “junk”, by Moody’s Investors Service, threatening to further

[2]	Apologies to Bruce Lansky author of “If Pigs Could Fly, and other deep thoughts”...and to the good people of Portugal, Italy, Ireland, Greece and Spain.

undermine demand for the debt-strapped nation’s assets as it struggles to rein in its budget deficit. In making the four-step downgrade to Ba1 from A3, Moody’s cited “substantial” risks to economic growth from the austerity measures tied to a €110 billion aid package from the European Union and the International Monetary Fund. The lower rating “incorporates a greater, albeit, low risk of default,” Moody’s said. In June, Moody’s Investors Service placed Spain’s Aaa credit ranking on review for a possible downgrade, citing deteriorating growth prospects and challenges in meeting fiscal targets.
Amid concerns about sovereign risk in Greece (and Ireland, Italy, Portugal, Spain and Hungary) the Euro declined by 15% through the end of June reflecting investor anxiety about increases in debt in Greece and elsewhere, and that other countries in peripheral Europe will find it difficult to grow out of their difficult situations. Without floating rate national currencies, which would allow realignment and facilitate exports growth in problem countries, structural reform alone will likely result in severe recessionary and deflationary domestic pressures, which will affect the northern European countries that export to the south, as well as the banks through the region who have been heavy lenders in the region.
Unfortunately, a decline in the Euro will also worsen prospects elsewhere – in the U.K. and U.S., for example, both countries with huge fiscal difficulties as well who will find their exports to be less competitive. While the markets don’t seem to mind now, this view could change.
It is possible that the momentum gained by the U.S. and the big emerging markets, especially China, will let the world ride through the shocks – however, even in aggregate, the emerging countries are too small and weak to be locomotives for the entire world. And while the OECD calls the outlook “moderately encouraging”, one could argue that the massive fiscal deficits are unsustainable and that attempts to rein them in, in the Eurozone and U.K., are going to cause renewed recession and political strife.
Preparing for Eurozone Austerity
While Europe has bought itself time with the establishment of a €750 billion bail-out fund, a long-term problem remains – many parts of the European Union are living beyond their means, with government deficits at worrisome levels and public-sector debt rising. If certain European governments, particularly Spain and Greece, do not use their new breathing space to control spending, it is quite possible that financial markets will get dangerously restless again. At the same time, the push for increased austerity among the stronger of the European countries will put the nascent economic recovery at risk.
Greece has cut spending, raised taxes and trimmed wages to tackle the deficit, which swelled to 13.6% of gross domestic product last year, more than four times the EU limit. As a Moody’s representative noted: “It’s rare for a country to implement so much structural reform in a very short time.”3 To secure the EU-IMF aid, the government pledged to trim the shortfall to 8.1% of GDP this year and bring it back under the 3% EU ceiling in 2014.
Source: FactSet
Ireland has also implemented severe austerity plans. For several years Ireland was held up as the shining example of success within the Eurozone, with rapid GDP and jobs growth, modest inflation, low taxation, and a seemingly vibrant economy, but the Irish the boom ended in a severe bust.
The combination of fiscal hardship and, more importantly the bursting of the domestic bubble, has meant a huge decline in nominal GDP – the Irish economy has shrunk by 13%, house prices are falling and unemployment is

[3]	Bloomberg.com, June 15, 2010

soaring. Inflation has turned significantly negative and nominal GDP continues to plunge.
Aviva Investors’ analysis of Spain in particular leads us to expect European contagion to remain a predominant driving force of asset markets with broad implications – particularly because the size of Spain’s GDP is significantly greater than that of Greece ($1.36 trillion vs. $341 billion in 2009)4. Further, Spain, like Greece, exhibits little political cohesion and thus is also a difficult place to implement reforms. For example, in May, Spanish Prime Minister, Jose Luis Rodriguez Zapatero, won approval for a new austerity package by a single vote. However, the emergency austerity package is not nearly as severe as that of Greece or Ireland as it is worth $15 billion or 1.5% of GDP of which 0.5% will be used in 2010 and 1% in 2011.
The housing market continues to be a major issue in Spain. If the Spanish banks start taking write downs for all the residential real estate debt on their books it’s possible that capitalization ratios fall dramatically and the chance of financial contagion grows. Accordingly, financial sector repair must be a key policy priority. Further, as noted below, the interest rate spread of Spanish bonds over German bonds has increased, making any reform even more difficult to implement, and raising the cost of capital even further for beleaguered Spanish real estate developers.
Source: FactSet
Source: FactSet
The main challenge for Spain remains seeking a balanced pattern of growth as the housing-fueled economic boom of the past ten years proved unsustainable. Securing a successful rebalancing would involve slowing the growth of domestic demand together with faster growth of exports, which represent 25% of GDP in Spain, compared to 40% in the Euro area. Because the decline of the Euro will not significantly benefit Spain (only 7.5% of its exports go outside the Euro area5), ultimately real wages will have to be reduced and productivity increased, particularly through labor market reforms, as well as product and service market liberalization. This will not bode well for real estate investment there.
While PIIGS debt-levels and budget deficits are large and of concern to the investment community, even Europe’s big three – Britain, France and Germany – are hardly immune from concern, although investors are currently very willing holders of government debt despite very low returns offered. This likely results from legal and market transparency and trust in the financial indicators. In any event, austerity measures are being debated strongly in virtually every major market in Europe, with many even the strongest economies determined to reduce public spending.
Unfortunately, reduced government spending will result in lower growth within the region, and globally – affecting demand for real estate, particularly with Europe’s trading partners and in trade centers. Further, Germany’s determination to reduce public spending will likely exacerbate global imbalances. Moreover, continued uncertainties will likely reduce consumer discretionary spending, potentially increase the cost of capital, reduce economic growth and job growth and continue downward pressure on the Euro currency.

[4]	Source: CIA World Factbook, 2009 Estimates

[5]	Nomura Global Economics, Europe Special Report, July 5, 2010

Sovereign debt issues in many southern European states have demonstrated the need for significant economic adjustment and urgent repair of government balance sheets. Given that this is yet to be fully reflected in relative pricing of real estate, our preference of the core markets of Germany, France, Benelux and the Nordics has intensified. Despite headwinds, we expect the total return profile for these markets to improve. It is possible that in a risk-averse investor environment bond yields in these countries that are perceived to have secure government balance sheets could be very low for a long period. This may result in further yield compression for the highest quality properties. In southern Europe however, both income and investment risks are elevated.
Source: FactSet
Anticipating Financial Repression
According to Carmen Reinhart, co-author along with Ken Rogoff of This Time is Different, a study of financial crises, financial repression typically follows a sovereign debt crisis, which follows a financial crisis. Investors in cross-border real estate investment should take heed.
According to Reinhart, the potential for financial repression is supported by the history of both advanced and emerging countries. First, governments encourage credit expansion by the financial sector – resulting in a mountain of bad debt. At some following point a panic ensues and governments nationalize the liabilities of their financial sector. More importantly though, governments find their revenues collapsing, along with the economy – huge fiscal deficits emerge and public debt starts to soar. (An alternate route is for governments to short-circuit this financial route and simply run huge and unsustainable fiscal deficits in good times). Either way, an unsustainable fiscal position leads, sooner or later, to a sovereign debt crisis, particularly if governments borrow in foreign currencies or short-term, or both (as often happens in such situations).
What do governments do when it becomes expensive to borrow? They promise to mend their ways, of course. But, by now, it is often too late: nobody believes them. So they tell the central bank to buy their bonds, which starts a run on the currency. Pegged exchange rates collapse and floating exchange rates fall. Inflation becomes an imminent threat.
At this point, desperate governments look for any way to force institutions to hold their bonds. This is the point at which financial repression begins: banks are forced to hold government bonds, for “liquidity”; pension funds are forced to hold government bonds, for “safety”; interest rate ceilings are imposed on private lending to prevent “usury”; and, if all else fails, exchange controls are imposed, to ensure nobody can easily escape from such regulations.
It is not clear how likely such measures are to be implemented in the advanced countries that are now in difficulty – but it is certainly worth watching, and as appropriate planning for risk mitigation strategies such as currency diversification and hedging.
The most plausible end-game scenario is some form of default for one or more countries, although political maneuvering and initiatives can keep things going almost indefinitely. At the very least, real estate investors should understand that government pressures might distort values in the debt capital markets, at least for the short-term. Further, should the flight of capital to safety continue, secure-income real estate in relatively stable economies (e.g., Germany and the Nordics) may provide investors with attractive returns. In the extreme, investors should reposition portfolios away from countries in difficult financial straits.

Second Order Effects
Oil spills, global security and financial contagions may appear to have little in common, but they do. They all represent contingent liabilities that are by nature often unanticipated in valuation analyses. Balance sheets and asset valuations do not tell enough if one wishes to truly understand whether a business or property is viable or whether a government is overburdened with risk. This brings to mind the need for both broader thinking and a deeper dive into second order effects of potential global risks to better understand investment risk.
Much has been written about off-balance sheet structures and credit derivatives, particularly structured investment vehicles, or SIVs (see Our View, February and May 2008). And in many ways off-balance sheet structures made risk assessment of Greece’s bonds more difficult. Nonetheless, the problem has become more complicated than understanding the consequences of “innovation”-induced complexities.
While we may look back and feel vindicated that our investment analyses included consideration of a potential collapse of the U.S. housing markets on office tenant demand from the mortgage brokerage and finance industries, we failed to consider the implications of such a collapse on the entire global financial system. And while the expected probability of such a situation was perhaps low, the negative consequences if such an event did come to pass were obviously severe.
We must all better understand the contingent liabilities of entities indirectly linked to any particular credit risk. In the world of modern, interconnected markets, implied liabilities are everywhere that assets or countries or industries are seen as having a shared fate.
For example, David Rothkopf writing in the Financial Times6 notes that few investors when weighing the financial obligations of, say, Germany, prior to the Greece crisis would have listed “bailing out Greece” as a national liability for which Berlin was on the hook. There are many reasons Germany may feel an obligation to assist Greece, from noble European solidarity to the practical aspect that may be many German holders of Greek bonds. Nevertheless, most investors failed to understand that Greek profligacy was a problem for better managed economies to the north.
Similarly, AIG and General Motors were not carried on the books as U.S. government liabilities, but if they were too big to fail that likely meant that the government had an obligation to bail them out. While one could argue that this was a political choice, not an obligation, there are times when the political pressures are so great – when global financial cataclysm is the perceived alternative – that it becomes obligatory.
Investors, regulators and government financial officials must think more broadly about risk – even if this level of analysis invites the imagination of an almost endless supply of further risks to consider. We must recognize that contingent liabilities, particularly for government entities are here to stay and assess the obligations that federal treasuries may have to bear.
Events in southern Europe should remind all real estate investors to consider events outside our own borders and to appreciate that capital flows and governmental interrelationships often result in second order events, positive and negative. Aggressively developing markets that seem safe to local constituents (consider Dubai prior to the GFC) are subject to problems when their customers falter. And seemingly secure markets even without excessive development may be called upon to support the weak (consider Abu Dhabi’s support of Dubai). For real estate investors in high-flying markets, diversification is often considered a costly risk mitigation strategy due to the natural reduction in expected return. Nevertheless, second order effects are under-appreciated and market diversification away from the seemingly “best” markets is often an under-appreciated performance saving strategy.

[6]	The all-too-real phantom balance sheet, by David Rothkopf, The Financial Times, June 14, 2010

Global Imbalances
While it appeared for the past year that imbalances would be alleviated by reduced import demand in the U.S., it now looks as if imbalances are about to jump again – driven by the European situation. Fred Bergsten from the Petersen Institute for International Economics notes that new estimates from the OECD suggest that the sharp decline in the exchange rate of the euro, along with tepid European growth, will produce Eurozone surpluses of at least $300 billion (equal to approximately €251 billion and £208 billion) annually within the next few years.
The tightening of fiscal policies throughout Europe in response to the crisis, along with the new balanced budget amendment in Germany, will both depress domestic demand and require easier monetary policy that will weaken the euro further. These European developments will have effects similar to the overt steps taken by other major countries to enhance their trade competitiveness. The most extreme case is the sizable intervention by China and surrounding countries to keep their currencies undervalued. Other emerging markets are likewise seeking to further expand their war chests of foreign exchange by running large external surpluses.
The counterpart increases in deficits will again accumulate mainly in the U.S. as no other country could attract the requisite financing. Along with the large surpluses of China and other Asian countries, the new European surpluses will possibly double the American current account deficit beyond its previous record of $800 billion in 2006.
We note that while political rhetoric has focused on China as the main cause of the U.S. current account deficit, one could argue that the deficit was more closely tied to the price of oil than any other factor. Accordingly, when oil prices peaked in the first decade of the current century, the U.S. trade deficit was extremely high vis-à-vis the oil producing countries. With oil prices moderating over the past two years, considerable pressure has been reduced on the deficit. Nevertheless, with the euro currency depressed, the U.S. will find it difficult to maintain its recovery without continuing to run large budget deficits and again tolerating debt-financed consumer demand. This is the opposite of the rebalancing strategy agreed by the Group of 20 leading economies as critically important for sustaining global expansion.
Many regard this scenario as a desirable resolution of the current European crisis. Investor demand for U.S. Treasury securities and dollars could finance the American deficits for a while – and the U.S. would provide the global collective good, as in the past, by accepting increased dollar overvaluation and further increases in its external debt and deficits. However, Bergstrom sees three glaring problems with this vision, all centered on the U.S.
First: the sharp escalation of its own domestic and international imbalances would intensify the risk of future market attacks on the dollar and U.S. financial assets. As soon as Europe and other alternatives regain their acceptability to investors, the unsustainability of the U.S. situation would return to center stage at even more dangerous levels.
Second: the higher imbalances themselves could sow the seeds of a new financial crisis just as they helped sow the seeds of the last crisis. Such huge inflows of foreign capital would keep U.S. financial markets excessively liquid, hold interest rates down, promote underpricing of risk and thus again generate irresponsible lending and borrowing.

Third: a renewed explosion of the U.S. trade deficit could well trigger the outbreak of protectionist trade policies that has been largely avoided to date. With unemployment remaining very high, job losses to the “new mercantilism” abroad are likely to incite strong political reactions. New import restrictions, especially aimed against “unfair exchange rates,” could readily prevail.
Bergstrom believes that the G20 must adapt its rebalancing strategy to prevent this new threat to continued recovery and lasting global stability. Surplus Germany, along with China and Japan, must stimulate domestic demand. Not an easy task as perhaps the most damaging aspect of the crisis is the global boost it has given to the arguments of those advocating fiscal austerity – a cure which will almost certainly cause deep recession that lowers tax revenues and aggravates budget difficulties, while also causing bankruptcies that threaten an already weakened banking sector.
Most importantly, Bergstrom believes the U.S. must convince the world it is unwilling again to become the consumer and borrower of last resort. Only then will other countries stop relying on rising trade surpluses and become serious about generating domestic demand. While we would generally agree with his premise, we again note that trade in oil and fuel has caused much of the imbalance. Taking this into consideration, one has to conclude that U.S. energy policy to reduce dependence on foreign oil would also have beneficial effect on global imbalances.
A Note on Surpluses and Deficits
The current account balance is one of two major measures of the nature of a country’s foreign trade (the other being the net capital outflow). A current account surplus increases a country’s net foreign assets by the corresponding amount, and a current account deficit does the reverse. Both government and private payments are included in the calculation. It is called the current account because goods and services are generally consumed in the current period7. In general, exporters can build up sizable current account surpluses by selling goods to importers and in turn purchasing assets (either equity or debt – often sovereign debt) in the importing country.
The vendor finance problem: Perhaps the biggest single problem of the global economic system is the attempt by exporters to provide so much vendor finance to importers. Importers and exporters should be able to coexist in an economic system, with each side benefiting. This includes even the short runs during which exporters offer goods to importers now, in return for repayment in the future. Unfortunately, as Martin Wolf of the Financial Times points out, large-scale net flows of debt finance from exporters to importers seem unlikely to do either side much good. While exporters do increase their productive capacity, they also often accumulate poor-quality assets and become dependent on what may well be unsustainable importer demand. The economies of importers, in turn, come to depend on unsustainable capital inflows and excessive consumption.
Further, Wolf notes, and Reinhart and Rogoff agree8 that typically, whenever countries run large (greater than approximately 5% of GDP) and sustained current account deficits, they tend to end up in financial crisis. Examples include Latin American countries in the debt crisis that erupted in 1982, in the 1997 Asian currency crisis, and the current financial crisis, whose epicenter has been in countries that ran large current account deficits, notably, the U.S., Spain, the U.K. and a number of countries in central and eastern Europe. Importantly, in each case surplus countries were affected indirectly, via losses of export markets and of the value of their assets held abroad.
(Note: Countries which borrow in their own currency (such as the U.S.) and control their money supply are unlikely to default because they can always issue the money needed to repay their debts – in effect, another form of default given the decline in real value of repayments. Though such policy does increase the money supply, this may be desirable at a time of big demand shortage and excess capacity when inflation is a distant danger. Nevertheless, in the long run, governments cannot limitlessly increase debt and the money supply without creating currency devaluation and price inflation pressures once the economy recovers.)

[7]	Source: Ecological Economics: Principles and Applications; Herman E. Daly, Joshua Farley; Island Press, 2003.

[8]	This Time is Different: Eight Centuries of Financial Folly; Carmen Reinhart and Ken Rogoff; Princeton University Press, 2009.

The danger with imbalances: In the long run, current account deficits are dangerous because in the capital importing country you tend to create: unsustainable asset price bubbles; unsustainable accumulation of debt financing in both the private and public sectors; unsustainable expansion of the financial system, characterized by excessive leverage and excessive build-up of risky assets; and the development of currency mismatches within the economy, particularly in the financial system, which makes the economy extremely vulnerable to currency collapses.
Mindful of these risks, many emerging market economies have tried to insulate themselves by keeping exchange rates down and recycling current account surpluses. This is one of the reasons that the crisis erupted this time in developed countries, most of which have run large and sustained current account deficits.
Though the U.S. borrows in its own currency and hence has no problem of currency mismatches and little difficulty in financing external deficits, the financial system was damaged by the implosion of the bubble economy.
Current account imbalances matter even inside the common-currency Eurozone, because the surplus countries are unwilling to finance the deficit countries. In Greece, a huge primary fiscal deficit, huge debt levels, a huge current account deficit and real interest rates well above the long-term growth rate are simply an unimaginable combination. Therefore, within the Eurozone the surplus/deficit imbalance manifests itself through credit risk.
Countervailing pressures: Currently, the developed world is trying to push emerging economies into at least balance if not outright current account deficit, with the emerging economies resisting. While resisting currency appreciation, as China has done for example, emerging economies risk higher inflation. However, the imperative to create jobs for China’s ambitious historically restless population has trumped all other objectives to date.
Under the pressure of the financial crisis itself, many erstwhile importers are being forced to become more like the exporters – and yet it’s impossible for the entire trading world to be a net exporter. Either the emerging world as a whole starts to absorb these surpluses by creating internal demand for goods and reducing net savings, or the world will be stuck in a demand trap, with everybody seeking export surpluses.
This rebalancing is a difficult task, perhaps more easily achieved in the developed world than in the emerging markets, where it would be a difficult drawn out process. For emerging markets such as China and others to increase domestic demand by reducing savings would involve developing social security, introducing healthcare and building a personal banking infrastructure. Further, even in developed markets countervailing pressures dominate. For example, in developed surplus nations such as Japan and Germany, demographics make “excessive” savings difficult to reverse.
This is a major risk for real estate investors at the current point in time. A demand trap would result in a downward spiral of global GDP with unpredictable currency and political implications, and a potential for protectionist measures that could severely exacerbate the problem.
China Peg Policy
On June 19, the Chinese government announced that it would effectively abandon its currency peg9 with the U.S. dollar, in an indication that it will resume a policy of gradual appreciation of the yuan against the dollar after nearly two years when the rate has remained unchanged. The move that appeared to be an attempt to defuse mounting international criticism of its exchange rate, especially in the U.S., but also importantly from other emerging market countries who are disadvantaged if the Chinese currency is artificially low. The announcement came one week before the G20 summit in Toronto where the level of the yuan was shaping to be one of the dominant issues.

[9]	China operated a currency peg with the U.S. dollar until July 2005 when it introduced a managed float under which the renminbi appreciated around 21% against the U.S. dollar. However, since mid-2008 the currency has been effectively pegged to the dollar at around RMB 6.83. Although the official policy since 2005 has been that the exchange rate tracks a basket of currencies – an approach reaffirmed in June – the principal point of reference has been the U.S. dollar. The Chinese central bank sets a daily rate for the currency against the dollar, which can trade within a band of 0.5%, up or down. (source: Financial Times)

The Chinese have been careful to keep their currency at a level that would maintain internal growth and a healthy pace of job formation. As a result, Chinese central-bank dollar buying has left the nation with $2.4 trillion in currency reserves, the world’s largest holding. There are a number of reasons why this announcement has finally come:
•	It may be that the Chinese are increasingly confident that they can make the adjustment to a domestic-driven economy rather than one relying on exporting low-value-added goods to the rest of the world.

•	The move may have also been influenced by inflation pressures. China’s inflation rate jumped to a 19-month high of 3.1% in May, higher than the government’s full-year target of 3%. A more flexible currency would give China more freedom to decide on monetary policy and reduce inflationary pressures by lowering import costs.

•	The depreciation of the Euro (and in effect appreciation of the yuan against the euro – even as the yuan was pegged to the euro) may have created a window of opportunity to announce flexibility – Europe is China’s second largest export market behind the U.S. If the Euro remains weak, there could actually be pressure for the yuan to depreciate against the dollar.
We believe that while this announcement is a beneficial step toward reducing imbalances, this shift is not a panacea for the global economy as any currency adjustment is likely to come at a very slow pace and its real significance is unclear. Further, all surplus saver countries such as China will still need to take additional actions to stimulate private consumption and reduce corporate savings. Importantly, China’s rebalancing will depend on measures to control excessive industrial capacity creation by adjusting relative costs (including, crucially, the renminbi exchange rate), promoting lending discipline and sending a higher share of corporate profits to state and private shareholders. All of which, incidentally, involve slower trend growth compared to the overheated trend of the past five years.
From a real estate standpoint, increased flexibility in the Chinese currency is one of many policy adjustments we have seen, and would like to continue to see, in order to invest capital in China on behalf of our less risk tolerant clients. We note that, political rhetoric notwithstanding, there are real questions whether the Yuan is meaningfully undervalued relative to the dollar, so don’t bet the farm on an expectation of massive new exports from the U.S. to the world. Further, an accumulation of wealth within China may obviate the need for the country to continue to relax investment restrictions, and complexities. Nevertheless, we believe that this long-expected move is an important positive signal that China’s evolution into the global economy is on pace.
Conclusion
It’s difficult to recall any time in our careers where so much depends on policy decisions – and there are so many seasoned voices calling for seemingly disparate solutions. The most profound debate revolves around the decision to implement severe austerity measures at this point in the economic recovery cycle.
Reverberations of the GFC, particularly sovereign risks and the repercussions of fiscal and monetary policy leave question marks throughout Europe, while fundamentals in Asia are relatively strong, albeit with meaningful policy risks. And while the U.S. is benefiting as a safe haven, policy errors at a time of massive debt refinancing requirements could quickly derail the recovery.
The real estate opportunity set remains quite mixed with an extraordinary amount depending on government policy. The aftershocks and imbalances discussed herein leave us with a number of observations:
•	“Location, location, location” applies as much (or more) to country choice as to property-site choice.
Investment strategy has to start with a thorough long-term forward view of macroeconomic forces.

•	Overall, we believe real estate investment strategies in the developed world are best positioned defensively at this time, while emerging world strategies must be undertaken with a rigorous and objective value exercise.

•	Fiscal issues in Europe continue to play out, with Spain a pivotal player. Aggressive austerity measures in the region will reduce regional growth potential and undermine real estate market recoveries, especially in peripheral countries. Within Europe, overweight Germany, France, Benelux and the Nordics, and focus on core product.

•	Government repression, manipulation of capital markets through coercion, may temporarily distort fixed income markets which often serve as benchmarks for real estate pricing. Over the next 12 months or so, such factors are likely to exert downward pressure on government bond yields, potentially pulling the capitalization rates of prime real estate lower.

•	Second order effects, effectively contingent liabilities, may present risks not readily appreciated by a typical real estate investor. Delving into the non-obvious implications of primary risks may assist in avoiding significant pitfalls within seemingly safe core property investments. Geographic and product diversification can be a powerful risk mitigant to unforeseen factors.

•	Continued global imbalances have the potential to result in implementation of protectionist measures, potentially hampering the value of properties dependent on global trade. However, China’s recent flexibility regarding its currency exchange rate is an important positive signal.

•	The real estate universe is vast and includes many assets with income-producing characteristics that reduce risk. Real estate investment should appeal strongly to investors during a pro-longed period of uncertainty and risk-aversion – in particular because investment strategies can be devised to capitalize on many of real estate’s innate defensive qualities.
Our investing strategy reflects this multi-speed view of the world, with a defensive bias. While in all markets value investing predominates (as it always should), in the developed markets we continue to avoid development risk and strategies dependent on a robust consumer discretionary spending, and continue to participate in recapitalizations of real estate ownership vehicles. In the emerging world, growth strategies can be tolerated, particularly those that address continued urbanization and growth of middle class wealth. Nevertheless, it is imperative to remain cautious and vigilant regarding valuation bubbles in formation.

Your Portfolio*
As of September 30, 2010, our underlying funds have drawn 80% of the Fund’s capital commitments. Undrawn commitments remain invested largely in short-term government sponsored mortgage backed securities with the goal of capital preservation and moderate income production.
Consistent with our usual practice, which is a function of the inherent quarterly lag in fund-of-funds reporting, this report is primarily based on valuations presented in our underlying funds’ second quarter 2010 financial statements, which do not account for any third quarter 2010 changes in value. In addition to the quarterly lag, U.S. GAAP accounting rules require us to adjust, when necessary, manager carrying values to our determination of fair market value. Through June 30, 2010, our cumulative $2.3 million downward adjustment to the net asset values reported by the underlying managers reflected our view that stress on market fundamentals, due to the weak economy and capital market illiquidity, had eroded asset values beyond the level broadly appreciated. This quarter our downward adjustment was reduced slightly to $2.2 million, as our underlying funds reported largely stable valuations while the market based valuation metrics that we incorporate in our valuation process were also little changed.
Consistent with the last several quarters, our underlying managers continue to focus on balance sheet management, tenant retention and lease-up, and maximizing the profitability of existing assets, with an increasing interest in seeking to opportunistically sell stabilized assets. Proceeds from these sales to date have generally been retained by the funds to address maturing debt and cover the costs of leasing vacant space in their portfolios.
In the near term, refinancing risk will remain the key risk to the portfolio as funds with significant near term debt maturities continue to struggle to roll over existing loans or obtain new financing. Following a period of declining values, lenders typically require maturing loans to be paid down to the point where the collateral property’s refinanced loan-to-value ratio reaches a rate acceptable to the debt capital markets. For funds with limited liquidity, this has triggered potential recapitalization needs (as discussed below), which could have dilutive effects on the Fund should it be unable to offer its pro rata share of any recapitalization.
Another key risk to the portfolio is underlying funds’ inability to fund working capital requirements, including tenant improvements and leasing commissions, and the inability to secure construction financing. Also of risk is certain underlying funds’ ongoing exposure to troubled property sectors, including land, for-sale housing and hotels. Certain underlying funds also face concentration risk as the bulk of projected distributions are highly concentrated in a few relatively large assets. We also continue to monitor the risk of personnel flight from our underlying managers as organizational underperformance may lead to the departure of key personnel, especially as the employment market recovers.
The aforementioned risks are particularly acute in the following six funds, which collectively represent $14.3 million, or 34%, of the Fund’s total commitments:
•	Barrow Street: The manager has written down all but two of the fund’s investments to below cost, due largely to exposure to a variety of troubled sectors including development, land, for-sale housing and hotels. The fund’s remaining portfolio consists of 13 assets, with one investment sold at a loss and four others written off completely. Of the remaining assets, there are six core investments which together comprise the bulk of the projected distributions but these include exposure to land, for-sale housing and office redevelopment. Three of

*	All information contained within the Your Portfolio section of this report is based on a combination of most recently available data, which, in some cases, is not current quarter data, and manager best estimates.

these assets are projected to barely return invested capital, resulting in significant distribution concentration risk in the remaining three performing investments.
•	Keystone: This fund continues to work on addressing near-term debt maturities and generating working capital. The manager was successful in selling its interest in one stabilized asset and has made progress in negotiating recapitalizations for two sub-portfolios. As currently proposed, the sub-portfolio recapitalizations would extend near-term debt maturities and provide enough working capital to finance new tenancy. The manager expects the recapitalizations to be completed prior to year-end.
•	Legacy I: This fund continues to underperform on an operating basis, as evidenced by its June 30, 2010, portfolio occupancy of 72%. The manager also continues to deal with balance sheet issues, with significant matured and maturing debt across the portfolio. The fund is pursuing asset sales where possible to generate cash and reduce exposure to upcoming loan maturities.
•	Legacy II: The fund has violated loan-to-value covenants on its unsecured credit facility and has been operating under a series of forbearance agreements. The manager remains in active negotiations to restructure the facility and has also been pursuing asset sales where possible to generate cash flow. Similar to Legacy I, this fund is also underperforming operationally, with portfolio occupancy at 79%.
•	RREEF: This fund was successful in restructuring its debt earlier this year and did so without diluting existing investors. It has also recently announced the completion of several asset sales which have further bolstered its balance sheet, however the fund continues to face considerable challenges, with lease-up the largest risk as occupancy is currently 82%. RREEF has also experienced personnel turnover with recent changes including its CEO, head of client relations and head of research.
•	Transwestern: The inability of buyers and borrowers to leverage acquisitions and refinance investments remains the biggest risk to the disposition of the fund’s investments. The fund also has significant concentration risk, as three investments represent 79% of base case projected gross cash flow. A number of the manager’s other vehicles have also underperformed, increasing the risk of personnel flight as markets recover.
Looking at the portfolio from a sector basis, the Fund’s exposure to the more troubled asset classes remains relatively low, with land at 1%, for-sale residential at 1%, retail at 2% and hotels at 4%, based on inception to date gross asset exposure.
While a number of the underlying funds, primarily those mentioned above, have struggled to overcome the aftermath of the global financial crisis, there are a few funds that have continued to perform well and others that have ably navigated the difficult environment. Guardian, with its Washington, DC office exposure, and Harrison Street, with its niche asset focus, are both projected to perform relatively well under the circumstances. Five Arrows also remains on track, with just one of its six investments operating below plan as the fund’s subordinated investments in the capital stack together with its focus on corporate governance have helped to protect its portfolio. Parmenter has proactively extended the debt maturities on the buildings in its portfolio to provide more time for the manager to improve occupancy rates and increase NOI. We also expect that Urban American’s relatively low risk work-force housing strategy will provide solid returns over time.
We remain comfortable with the structure of the portfolio due to its diversification (both targeted and achieved), and are actively monitoring the ongoing health of the real estate markets in which we have invested in light of the still weak economy. The following charts detail the portfolio diversification targeted when the Fund’s portfolio was being constructed:

Targeted Asset Diversification	Targeted Geographic Diversification

Based on the most recent available data, our 14 underlying funds’ debt and equity interests in real estate include 439 investments and exposure to $13.5 billion in gross asset value, including co-investment equity at the deal level. The following charts illustrate the diversification achieved as a percentage of gross investments on a cost basis:

Actual Asset Diversification	Actual Geographic Diversification

After an active second quarter, capital drawdowns were light in the third quarter with just 1% of the Fund’s capital commitments called down on a net basis. Based on our conversations with managers, we expect that virtually all of the $8.1 million in remaining commitments will eventually be called. Thor, at $2.8 million, and Urban American, at $2.7 million, have the largest uncalled balances, although over half of Thor’s remaining capital is likely to eventually be used to pay down the fund’s subscription line financing and support the capital needs of its existing portfolio.

Exeter, with $1.3 million in undrawn capital, is also expected to use a significant amount of its remaining capital to supporting its existing portfolio. Barrow, Harrison, Parmenter, Legg Mason and Guardian have a combined total of $1.2 million in undrawn capital between them, and virtually all of this amount can be expected to be used on existing investments. The remaining six funds in the portfolio, Five Arrows, Legacy I, Legacy II, Keystone, RREEF and Transwestern, are either fully drawn or have released the Fund from any remaining commitment.
The Fund, with its exposure to refinancing risk, liquidity issues and troubled property sectors, has not been immune to the challenges facing the market. However, we continue to believe that the portfolio’s diversification as well as its defensive strategic composition will prove beneficial. We also believe that those funds still in their investment periods should produce relatively strong returns as real estate markets begin to recover.

Manager Highlights
We have committed to invest in fourteen Underlying Funds with leading investment managers.

	Target Fund	Strategy
	Size	Value		Investment Type
	($ millions)	Added	Opportunistic	Equity	Debt
Barrow Street Real Estate Investment Fund III — Focuses on middle-market ($5 to $25 million of equity or mezzanine debt) opportunities that typically are too small for larger opportunity funds and yet too big for local operators. Barrow Street pursues strategies that include: unique commercial and residential development opportunities; redevelopment and distressed investments; cyclical repositioning and leasing of existing commercial properties.	$372	o	•	•	o

Exeter Industrial Value Fund — A value-add fund focusing on industrial and flex properties in the Eastern U.S. The Fund will implement a lease-up, development or redevelopment strategy in alternative markets to overheated primary markets, such as the Northeast I-81 corridor over the congested I-95 corridor; affordable Southeast (Nashville, Memphis, Louisville, Tampa and Orlando) market over Chicago, Indianapolis, Dallas, Atlanta or Miami; and the growing eastern port markets (Charleston, Norfolk, Jacksonville and Savannah) benefiting from the overspill from the west coast ports.	$357	•	o	•	o

Five Arrows Realty Securities IV — Makes entity level investments in operating company platforms that utilize value added strategies. The Fund provides real estate operating companies with growth capital, financing expertise and hands-on management experience in order to increase the value of the underlying company.	$445	•	•	•	•

Guardian Realty Fund II — Acquires Class B/B+ commercial office buildings within the Washington D.C. metropolitan area. The Fund targets assets with high potential for value enhancement through repositioning, re-tenanting, refurbishing and intensive hands-on asset management. Target assets are in highly desirable locations and at least 80% leased to high quality tenants with below market rents.	$114	•	•	•	o

Harrison Street Real Estate Partners I — An opportunistic allocator fund investing in student housing, senior housing, medical office buildings, self-storage and parking. The Fund will create exclusive joint ventures with local operating partners, streamlining deal flow and providing flexible capital and capital market expertise. Harrison Street has a team with experience investing in these niche sectors as well as the ability to thoroughly screen best-in-class partners, structure exclusive joint venture partnerships and provide capital market expertise to the partners.	$209	•	•	•	o

Keystone Property Fund II — Acquires underperforming Class C/D properties at significant market discounts and transforms them through extensive redevelopment into Class B+/A office buildings. The renovations are typically done while tenants are still in place in order to maintain positive current cash flow.	$150	•	•	•	o

Legacy Partners Realty Fund I — Invests in office properties in western markets, primarily Southern California, the San Francisco Bay area, Denver and Seattle, seeking to acquire properties which have suffered from lack of demand due to the decline in technology investment or which are in need of substantial renovation. The management team at Legacy is the former west coast unit of the Lincoln Property Company.	$331	•	o	•	o

Manager Highlights

	Target Fund	Strategy
	Size	Value		Investment Type
	($ millions)	Added	Opportunistic	Equity	Debt
Legacy Partners Realty Fund II —This is the second in a series of office property funds sponsored by Legacy. The strategy for Fund II is equivalent to Fund I, as described above.	$457	•	•	•	o

Legg Mason Real Estate Capital II — Makes short term loans to real estate operators that seek significant improvements to their properties’ performance as a result of capital improvements, re-leasing, improved management and re-positioning. This is the fourth real estate debt fund managed by this team. This fund targets the West, Southwest, Southeast and Mid-Atlantic markets.	$400	•	o	o	•

Parmenter Realty Fund III — A Miami based real estate investment company with a history of successful value add investing in office buildings across the southeast and southwestern regions of the U.S. The Manager makes research driven acquisitions in the office sector and selective acquisitions in the condo/multifamily sector.	$246	•	o	•	o

RREEF America REIT III — An open-ended fund that makes equity investments in value added real estate ventures nationwide. The fund’s activities include direct acquisitions, physical improvements, market re-positionings, active management and sales of well-located apartment, industrial, retail and office properties in major metropolitan markets. The fund also invests in new speculative development projects.	$1,500	•	o	•	o

Thor Urban Property Fund II — A value-added and opportunistic operator fund focused on investing in retail and mixed-use assets in urban inner city markets throughout the U.S. including Chicago, Philadelphia, Baltimore, Washington D.C., Los Angeles, Houston, Atlanta, South Florida and Puerto Rico, with an emphasis in New York City. Thor possesses a unique combination of significant experience in urban retail markets as both an investor and operator, and as a retailer. Thor’s investment strategy is built upon a combination of inner city supply and demand imbalance, compelling demographic growth trends and Thor’s knowledge of the intricacies of the urban retail environment. Thor will acquire existing assets to implement rehabilitation and repositioning strategies, and development and redevelopment retail and mixed-use properties in urban locations.
	$675	•	•	•	o

Transwestern Mezzanine Realty Partners II — Utilizes the network of Transwestern to source and analyze subordinated loans to borrowers who pursue stabilized and value added investments in real estate on a nationwide basis.	$300	•	o	o	•

Urban American Real Estate Fund II — Urban American focuses on workforce housing in urban neighborhoods primarily across the New York City metropolitan area. Their strategy is built upon the direct relationship between capital expenditures and permissible rental increases in rent regulated apartments, where increases in rents can be achieved through investment in unit and common area upgrades. Urban American is able to identify single asset and portfolio investments by understanding the required capital improvement and maintenance for each property and by leveraging its strong reputation in local communities for improving the quality of available housing.
	$375	•	o	•	o

Consolidated Financial Statements
Consolidated Statement of Assets and Liabilities
September 30, 2010 (Unaudited)

Assets
Investments at fair value (cost $40,397,129)	$28,210,840
Cash and cash equivalents	71,465
Accrued interest receivable	13,362
Prepaid expenses and other assets	14,109

Total Assets	28,309,776

Liabilities
Accrued expenses and other liabilities	298,179
Management fees payable	68,462

Total Liabilities	366,641

Net Assets	$27,943,135

Net Assets
Components of net assets:
Common Stock (par value $0.0001, 300,000 shares authorized, 41,000 shares issued and outstanding) and Paid-in capital	$41,025,911
Distributions in excess of net investment income	(942,860)
Accumulated net realized gain on investments	46,372
Accumulated net unrealized depreciation on investments	(12,186,288)

Net Assets	$27,943,135

Net Asset Value Per Share	$681.54

See accompanying notes to consolidated financial statements.

Consolidated Schedule of Investments
September 30, 2010 (Unaudited)

	Commitment
	or Principal	Unfunded		% of Net
Description	Amount	Commitment	Value	Assets
Private Equity Real Estate Funds (“Underlying Funds”)(1)
Harrison Street Real Estate Partners I, LP	$5,277,700	$383,571	$4,815,154	17.23%
Exeter Industrial Value Fund, LP	5,000,000	1,250,000	3,067,607	10.98%
Five Arrows Realty Securities IV, LP	2,000,000	—	1,870,434	6.70%
Urban American Real Estate Fund II, LP	5,000,000	2,653,958	1,848,989	6.62%
Parmenter Realty Fund III, LP	2,500,000	200,910	1,762,985	6.31%
Legg Mason Real Estate Capital II, Inc.	1,500,000	75,000	1,364,918	4.89%
Thor Urban Property Fund II, Inc.	5,000,000	2,808,810	1,334,069	4.77%
Barrow Street Real Estate Investment Fund III, LP	4,400,000	462,527	1,309,766	4.69%
Guardian Realty Fund II, LLC	1,500,000	263,736	1,177,270	4.21%
Legacy Partners Realty Fund I, LLC	2,000,000	—	956,021	3.42%
Keystone Property Fund II, LP	2,500,000	—	483,152	1.73%
Transwestern Mezzanine Realty Partners II, LLC	1,478,000	—	271,473	0.97%
RREEF America REIT III, Inc. (2)	1,500,000	—	169,025	0.60%
Legacy Partners Realty Fund II, LLC	2,800,000	—	—	0.00%

Total Private Equity Real Estate Funds (cost $32,680,343)	$42,455,700	$8,098,512	$20,430,863	73.12%

Fixed Income Securities
FHLB Dated 11/04/03, 4.25%, Due 11/15/10	$65,000	—	$65,316	0.24%
FHLMC Dated 01/05/09, 1.50%, Due 01/07/11	100,000	—	100,343	0.36%
FHLMC Series 3149, Class PC, Dated 05/01/06, 6.00%, Due 10/15/31	560,000	—	577,251	2.07%
FHLMC Series 2597, Class AB, Dated 04/01/03, 5.00%, Due 03/15/32	92,666	—	95,960	0.34%
FHLMC Series 2751, Class BD, Dated 02/01/04, 4.00%, Due 10/15/18	52,587	—	54,575	0.20%
FHLMC Series 3145, Class KC, Dated 04/01/06, 5.00%, Due 07/15/30	50,000	—	52,776	0.19%
FHLMC Series 2772, Class YE, Dated 04/01/04, 5.00%, Due 05/15/29	50,000	—	52,238	0.19%
FHLMC Series 2495, Class LL, Dated 09/01/02, 5.50%, Due 09/15/32	48,000	—	51,948	0.19%
FHLMC Series 2870, Class AE, Dated 10/01/04, 4.50%, Due 10/15/19	37,159	—	38,669	0.14%
FHLMC Series 2378, Class BD, Dated 11/01/01, 5.50%, Due 11/15/31	33,756	—	36,370	0.13%
FHLMC Series 2937, Class VC, Dated 02/01/05, 5.00%, Due 06/15/14	31,751	—	33,899	0.12%
FHLMC Series 2828, Class JK, Dated 07/01/04, 4.50%, Due 07/15/19	28,550	—	29,380	0.11%
FHLMC Series 2932, Class AP, Dated 02/01/05, 5.00%, Due 01/15/31	27,257	—	27,708	0.10%
FHLMC Series 2931, Class DC, Dated 02/01/05, 4.00%, Due 06/15/18	25,000	—	26,713	0.10%
FHLMC Series 2735, Class PG, Dated 01/01/04, 5.50%, Due 09/15/32	25,000	—	26,283	0.10%
FHLMC Series 2778, Class BQ, Dated 04/01/04, 5.00%, Due 09/15/31	25,000	—	26,168	0.10%
FHLMC Series 2864, Class NA, Dated 09/01/04, 5.50%, Due 01/15/31	24,541	—	25,977	0.09%
FHLMC Series 2986, Class PE, Dated 06/01/05, 5.50%, Due 10/15/33	24,000	—	25,956	0.09%
FHLMC Series 2780, Class JA, Dated 04/01/04, 4.50%, Due 04/15/19	24,122	—	25,000	0.09%
FHLMC Series 3209, Class TB, Dated 08/01/06, 5.00%, Due 06/15/31	23,000	—	23,391	0.09%
FHLMC Series 2720, Class PC, Dated 12/01/03, 5.00%, Due 12/15/23	20,000	—	21,190	0.08%
FHLMC Series 2522, Class AH, Dated 11/01/02, 5.25%, Due 12/15/32	20,000	—	20,828	0.08%

Consolidated Schedule of Investments
September 30, 2010 (Unaudited)

	Commitment
	or Principal	Unfunded		% of Net
Description	Amount	Commitment	Value	Assets
Fixed Income Securities (continued)
FHLMC Series 2994, Class ND, Dated 06/01/05, 5.00%, Due 11/15/32	$20,000	—	$20,718	0.07%
FHLMC Series 2544, Class DK, Dated 12/11/02, 5.50%, Due 04/15/32	19,000	—	20,151	0.07%
FHLMC Series 2687, Class MQ, Dated 10/01/03, 4.50%, Due 10/15/18	14,038	—	14,365	0.05%
FHLMC Series 3035, Class PA, Dated 09/01/05, 5.50%, Due 09/15/35	10,114	—	11,326	0.04%
FHLMC Series 1628, Class LZ, Dated 12/01/93, 6.50%, Due 12/15/23	9,469	—	10,689	0.04%
FHLMC Series 2700, Class PD, Dated 11/28/03, 4.50%, Due 02/15/27	7,900	—	7,961	0.03%
FNMA Dated 09/01/08, 5.00%, Due 10/01/23	178,412	—	189,293	0.68%
FNMA Series 2004-58, Class LJ, Dated 06/25/04, 5.00%, Due 07/25/34	449,718	—	468,797	1.68%
FNMA Series 2003-71, Class HC, Dated 07/01/03, 3.50%, Due 08/25/33	403,111	—	423,500	1.52%
FNMA Series 2003-66, Class MB, Dated 06/01/03, 3.50%, Due 05/25/23	266,134	—	276,057	0.99%
FNMA Series 2007-82, Class B, Dated 07/01/07, 5.00%, Due 11/25/33	133,252	—	140,459	0.51%
FNMA Series 2003-36, Class OQ, Dated 04/01/03, 5.00%, Due 12/25/31	78,000	—	81,597	0.29%
FNMA Series 1993-178, Class PK, Dated 09/01/93, 6.50%, Due 09/25/23	69,109	—	77,343	0.28%
FNMA Series 2005-58, Class MA, Dated 06/01/05, 5.50%, Due 07/25/35	55,443	—	62,460	0.22%
FNMA Series 2003-17, Class HC, Dated 02/01/03, 5.00%, Due 03/25/18	54,000	—	59,541	0.21%
FNMA Series 2004-88, Class HA, Dated 11/01/04, 6.50%, Due 07/25/34	47,088	—	50,923	0.18%
FNMA Series 2007-51, Class PA, Dated 05/01/07, 5.50%, Due 05/25/37	44,684	—	49,967	0.18%
FNMA Series 2007-77, Class TC, Dated 07/01/07, 5.50%, Due 09/25/34	45,000	—	48,599	0.17%
FNMA Series 2003-109, Class CB, Dated 10/01/03, 4.00%, Due 11/25/18	43,000	—	46,671	0.17%
FNMA Series 2003-37, Class QD, Dated 04/01/03, 5.00%, Due 05/25/32	40,720	—	42,743	0.15%
FNMA Series 2004-37, Class GC, Dated 05/01/04, 5.25%, Due 08/25/31	38,000	—	39,218	0.14%
FNMA Series 2003-22, Class KL, Dated 03/01/03, 5.50%, Due 09/25/32	30,000	—	32,658	0.12%
FNMA Series 2003-46, Class DA, Dated 05/01/03, 5.00%, Due 04/25/32	22,424	—	23,463	0.08%
FNMA Series 2003-71, Class UA, Dated 07/01/03, 4.00%, Due 08/25/18	18,065	—	18,497	0.07%
FNMA Series 2010-9, Class KA, Dated 01/01/10, 3.00%, Due 01/25/40	17,465	—	18,144	0.06%
FNMA Series 2004-91, Class A, Dated 11/01/04, 5.00%, Due 11/25/32	15,924	—	16,745	0.06%
FNMA Series 2003-33, Class AE, Dated 04/01/03, 4.50%, Due 03/25/33	3,865	—	4,111	0.01%
GNMA Series 2004-75, Class NG, Dated 09/01/04, 5.50%, Due 09/20/33	479,000	—	517,374	1.85%
GNMA Series 2008-87, Class BG, Dated 10/01/08, 5.50%, Due 04/20/36	460,603	—	467,637	1.67%
GNMA Series 2009-34, Class DA, Dated 05/01/09, 4.50%, Due 03/20/34	297,855	—	313,306	1.12%
GNMA Series 2009-57, Class NG, Dated 07/01/09, 3.50%, Due 05/16/39	269,549	—	280,437	1.00%
GNMA Series 2008-63, Class KH, Dated 07/01/08, 5.50%, Due 02/20/37	183,149	—	190,379	0.68%
GNMA Series 2003-40, Class TA, Dated 05/01/03, 4.50%, Due 03/20/33	172,000	—	178,768	0.64%
GNMA Series 2008-84, Class JA, Dated 10/01/08, 5.5%, Due 09/20/38	138,613	—	141,009	0.50%
GNMA Series 2010-109, Class EH, Dated 08/01/10, 4.00%, Due 04/20/39	139,775	—	139,856	0.50%
GNMA Series 2005-48, Class AH, Dated 06/01/05, 6.00%, Due 03/20/32	95,000	—	101,024	0.36%

Consolidated Schedule of Investments
September 30, 2010 (Unaudited)

	Commitment
	or Principal	Unfunded		% of Net
Description	Amount	Commitment	Value	Assets
Fixed Income Securities (continued)
GNMA Series 2002-66, Class B, Dated 09/01/02, 4.25%, Due 12/16/25	$87,604	—	$93,176	0.33%
GNMA Series 2008-34, Class PC, Dated 04/01/08, 4.00%, Due 09/20/37	89,059	—	92,846	0.33%
GNMA Series 2004-69, Class BE, Dated 09/01/04, 5.00%, Due 10/20/32	88,000	—	92,661	0.33%
GNMA Series 2003-7, Class VT, Dated 01/01/03, 6.00%, Due 12/20/22	71,958	—	73,453	0.26%
GNMA Series 2006-1, Class LA, Dated 01/01/06, 5.00%, Due 06/20/35	66,042	—	71,214	0.25%
GNMA Series 2005-56, Class DB, Dated 07/01/05, 5.00%, Due 08/20/33	66,000	—	70,458	0.25%
GNMA Series 2005-60, Class HC, Dated 09/01/05, 5.00%, Due 05/20/32	55,000	—	58,045	0.21%
GNMA Series 2007-5, Class LC, Dated 02/01/07, 5.50%, Due 11/20/32	50,000	—	53,038	0.19%
GNMA Series 2004-101, Class BC, Dated 11/01/04, 5.00%, Due 06/20/31	50,000	—	52,641	0.19%
GNMA Series 2005-13, Class BD, Dated 02/01/05, 5.00%, Due 02/20/34	45,000	—	48,865	0.17%
GNMA Series 2007-49, Class CD, Dated 08/01/07, 5.50%, Due 11/20/32	45,000	—	48,358	0.17%
GNMA Series 2005-7, Class BG, Dated 02/01/05, 5.00%, Due 02/20/32	45,574	—	48,150	0.17%
GNMA Series 2009-26, Class AB, Dated 04/01/09, 4.50%, Due 07/20/34	43,994	—	46,121	0.17%
GNMA Series 2005-26, Class BA, Dated 03/01/05, 5.50%, Due 03/20/33	43,551	—	45,704	0.16%
GNMA Series 2004-47, Class QD, Dated 06/01/04, 5.00%, Due 08/16/33	43,392	—	45,421	0.16%
GNMA Series 2005-92, Class EC, Dated 12/01/05, 5.50%, Due 03/20/34	33,000	—	36,902	0.13%
GNMA Series 2004-72, Class BA, Dated 09/01/04, 5.50%, Due 02/20/33	28,000	—	30,441	0.11%
GNMA Series 2008-65, Class PD, Dated 08/01/08, 5.75%, Due 09/20/37	25,000	—	27,487	0.10%
GNMA Series 2003-39, Class LM, Dated 05/01/03, 5.00%, Due 05/20/32	26,000	—	27,163	0.10%
GNMA Series 2004-42, Class LE, Dated 06/01/04, 5.50%, Due 07/20/33	25,000	—	27,019	0.10%
GNMA Series 2003-66, Class HC, Dated 08/01/03, 5.50%, Due 09/20/32	24,344	—	25,621	0.09%
GNMA Series 2004-42, Class AG, Dated 06/01/04, 6.00%, Due 03/20/32	23,227	—	24,295	0.09%
GNMA Series 2005-7, Class BA, Dated 02/01/05, 4.50%, Due 07/20/32	22,000	—	23,116	0.08%
GNMA Series 2003-62, Class KL, Dated 07/01/03, 4.25%, Due 06/20/33	20,842	—	22,283	0.08%
GNMA Series 2006-41, Class DB, Dated 08/01/06, 5.50%, Due 11/16/31	20,000	—	20,943	0.07%
GNMA Series 2003-46, Class TA, Dated 06/01/03, 5.50%, Due 03/20/33	11,000	—	11,604	0.04%
GNMA Series 1999-15, Class PC, Dated 05/01/99, 5.00%, Due 04/16/29	10,635	—	11,106	0.04%
GNMA Series 2003-18, Class KA, Dated 03/01/03, 5.00%, Due 07/20/31	1,314	—	1,347	0.00%
GNMA, Dated 10/01/08, 6.00%, Due 10/15/23	188,680	—	204,643	0.73%
GNMA, Dated 10/01/99, 7.00%, Due 10/15/14	20,940	—	22,422	0.08%
Western Asset Money Market Fund	299,709	—	299,709	1.07%

Total Fixed Income Securities (cost $7,716,786)	$7,426,733		7,779,977	27.84%

Total Investments at Fair Value (cost $40,397,129)			$28,210,840	100.96%

See accompanying notes to consolidated financial statements.

(1)	Investments in Underlying Funds are illiquid, exempt from registration under the Securities Act of 1933.

(2)	A redemption request has been submitted for the investment in RREEF America REIT III, Inc., however that fund has suspended redemptions for an indefinite period.

Consolidated Statement of Operations
For the Six Months ended September 30, 2010 (Unaudited)

Investment Income
Interest	$203,616
Underlying Funds	21,375

Total investment income	224,991

Expenses
Management fees	222,935
Professional fees	102,500
Administration fees	86,000
Board of Directors’ fees	20,750
Compliance	21,498
Printing	15,000
Insurance	23,672
Other expenses	12,311

Total operating expenses before reimbursement from Adviser	504,666
Reimbursement from Adviser	(109,800)

Net operating expenses	394,866

Net investment loss	(169,875)
Net realized loss on investments	(96,901)
Net change in unrealized depreciation on investments	2,208,371

Net increase in net assets resulting from operations	$1,941,595

See accompanying notes to consolidated financial statements.

Consolidated Statement of Changes in Net Assets

	Six Months ended	Year ended
	September 30, 2010	March 31, 2010
	(Unaudited)
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment loss	$(169,875)	$(228,494)
Net realized loss on investments	(96,901)	(88,526)
Net change in unrealized depreciation on investments	2,208,371	(6,965,720)

Net increase (decrease) in net assets resulting from operations	1,941,595	(7,282,740)

Capital Share Transactions:
Capital redemptions	—	(33,054)

Net decrease in net assets resulting from capital share transactions	—	(33,054)

Net increase (decrease) in net assets	1,941,595	(7,315,794)
Net Assets, beginning of period	26,001,540	33,317,334

Net Assets, end of period	$27,943,135	$26,001,540

See accompanying notes to consolidated financial statements.

Consolidated Statement of Cash Flows
For the Six Months ended September 30, 2010 (Unaudited)

Cash Flows From Operating Activities:
Net increase in net assets resulting from operations	$1,941,595
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Net realized loss on investments	96,901
Net change in unrealized depreciation on investments	(2,208,371)
Increase/decrease in operating assets and liabilities
Purchases of investments owned	(4,930,086)
Proceeds from disposition of investments owned	5,115,296
Accrued interest receivable	6,621
Prepaid expenses and other assets	20,088
Management fees payable	8,451
Accrued expenses and other liabilities	10,697

Net cash provided by operating activities	61,192

Net increase in cash and cash equivalents	61,192

Cash and cash equivalents at:
Beginning of period	10,273

End of period	$71,465

See accompanying notes to consolidated financial statements.

Consolidated Financial Highlights

	Six Months ended
	September 30,	For the Years ended March 31,
	2010	2010	2009	2008	2007	2006
	(Unaudited)
Per share data (for a share outstanding throughout the period) [1]:
Net asset value, beginning of period	$634.18	$811.63	$1,019.00	$1,012.27	$988.40	$1,003.05
Net investment income (loss)	(4.14)	(5.57)	(5.52)	8.31	17.34	13.40
Net realized gain (loss) on investments	(2.36)	(2.16)	2.90	3.65	(1.05)	(0.33)
Net change in unrealized appreciation (depreciation) on investments	53.86	(169.72)	(202.75)	3.27	36.10	(14.17)

Total from operations	47.36	(177.45)	(205.37)	15.23	52.39	(1.10)

Distributions to shareholders from net investment income	—	—	—	(4.80)	(18.70)	(13.55)
Return of capital distributions to shareholders	—	—	(2.00)	(3.70)	(9.82)	—

Total distributions to shareholders	—	—	(2.00)	(8.50)	(28.52)	(13.55)

Net asset value, end of period	$681.54	$634.18	$811.63	$1,019.00	$1,012.27	$988.40

Total return[2]	7.47%	(21.86)%	(20.15)%	1.51%	5.36%	(0.11)%

Net assets, end of period	$27,943,135	$26,001,540	$33,317,334	$41,865,728	$41,710,384	$19,981,590

Ratios to average net assets[3]:
Expenses, including expense reimbursement	1.46%	2.88%	2.87%	2.59%	2.46%	2.54%
Expenses, excluding expense reimbursement	1.86%	3.65%	3.62%	3.14%	2.88%	4.39%
Net investment income (loss)	(0.63)%	(0.77)%	(0.58)%	0.82%	1.74%	1.35%
Portfolio turnover rate	18.22%	58.14%	46.57%	53.83%	25.92%	27.59%
See accompanying notes to consolidated financial statements.

[1]	Per share calculations are based on average shares outstanding during the period.

[2]	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions. Past performance is not a guarantee of future results.

[3]	Ratios do not include expenses of Underlying Fund investments. Ratios are annualized.

Notes to Consolidated Financial Statements
September 30, 2010 (Unaudited)
(1) Organization
Madison Harbor Balanced Strategies, Inc. (the “Fund”), is a Maryland corporation formed on December 16, 2003, and is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, management investment company. The Fund commenced operations on January 28, 2005, and held its final closing on December 31, 2006 (the “Final Closing”). The Fund has elected to be treated as a real estate investment trust (“REIT”) for federal income tax purposes. Pursuant to the investment advisory agreement, dated April 28, 2008, Aviva Investors North America, Inc. (“AINA”), an Iowa corporation, serves as the adviser of the Fund (the “Adviser”). The Adviser is responsible for the day-to-day management and operation of the Fund. The Board of Directors (the “Board”) has overall responsibility for the management and supervision of the Fund. The investment objective of the Fund is to seek long-term capital appreciation as well as current return and to mitigate risk through diversification by investment in professionally managed real estate private equity funds (the “Underlying Funds”). The Fund’s investment period ended December 31, 2007 and the duration of the Fund is anticipated to be ten years from the Final Closing.
On April 19, 2006, the Fund formed a wholly-owned subsidiary, Madison Harbor Balanced Strategies Taxable REIT Subsidiary, Inc. (“MHBS-TRS”). Unlike the income earned from other investments in which the Fund owns an interest, income earned by the investments of a taxable REIT subsidiary is not attributable to the Fund for the purposes of certain REIT qualification tests, and this income does not maintain its character when distributed from the taxable REIT subsidiary to the Fund as a dividend. As a result, income that might not be qualifying income for purposes of the income tests applicable to REITs could be earned by a taxable REIT subsidiary without affecting the REIT status of its Fund. The Fund may employ one or more taxable REIT subsidiaries through which to invest in Underlying Funds or other assets, the ownership of which might adversely affect the Fund’s qualification under the REIT rules if such assets were held directly. As of September 30, 2010, the Fund’s investment in Barrow Street Real Estate Investment Fund III and a portion of its investment in Harrison Street Real Estate Partners I, LP was made through MHBS-TRS.
(2) Summary of Significant Accounting Policies
     (a) Financial Accounting Standards Board (“FASB”) Accounting Standards Codification
The FASB issued FASB ASC 105 (formerly FASB Statement No. 168), The “FASB Accounting Standards Codification™” and the Hierarchy of Generally Accepted Accounting Principles (“ASC 105”) in June 2009. ASC 105 established the FASB Accounting Standards Codification™ (“Codification” or “ASC”) as the single source of authoritative accounting principles generally accepted in the United States of America (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification will become non-authoritative.
Following the effectiveness of the Codification, the FASB is not issuing new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it is issuing Accounting Standards Updates, which serve to update the Codification, provide background information about the guidance and provide the basis for conclusions on the changes to the Codification.

GAAP was not intended to be changed as a result of the FASB’s Codification project, but the Codification does change the way the guidance is organized and presented. As a result, these changes can have a significant impact on how companies reference GAAP in their financial statements and in their accounting policies. The Codification was effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund implemented the Codification for the period ending September 30, 2009.
     (b) Basis of Presentation
The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.
     (c) Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Adviser to make estimates and assumptions that affect the reported amounts of assets, liabilities, income and expenses in the financial statements. The Adviser believes that the estimates utilized in preparing the Fund’s financial statements are reasonable and prudent; however, actual results could differ from these estimates.
     (d) Principles of Consolidation
The accompanying consolidated financial statements include the accounts of Madison Harbor Balanced Strategies, Inc. and its wholly-owned subsidiary, MHBS-TRS. MHBS-TRS is 100% owned and controlled by the Fund and consolidation is therefore appropriate.
     (e) Valuation
FAIR VALUE MEASUREMENT—DEFINITION AND HIERARCHY
The Fund adopted ASC 820 (formerly Statement of Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements”), as of November 8, 2007, which requires enhanced disclosures about investments that are measured and reported at fair value. ASC 820 establishes a fair value hierarchy, which prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment, and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value. Investments measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:
•	Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. Valuation adjustments and block discounts are not applied to Level 1 instruments. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these products does not entail a significant degree of judgment.

Examples of assets utilizing Level 1 inputs are: most U.S. Government securities and money market securities.

•	Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly. Examples of assets utilizing Level 2 inputs are: certain U.S. agency securities and collateralized mortgage obligations.

•	Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement. Examples of assets utilizing Level 3 inputs are: private equity real estate funds.
The availability of observable inputs can vary from product to product and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for instruments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset at the measurement date. The Fund uses prices and inputs that are current as of the measurement date, including during periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition could cause an instrument to be reclassified from Level 1 to Level 2 or Level 2 to Level 3.
U.S. Government Securities and Money Market Securities. U.S. government securities and money market securities are valued using quoted market prices. Valuation adjustments are not applied. Accordingly, the Fund’s investments in U.S. government securities are categorized in Level 1 of the fair value hierarchy.
U.S. Agency Securities. U.S. agency securities include collateralized mortgage obligations and are generally valued using quoted market prices or are benchmarked thereto. Accordingly, the Fund’s investments in U.S. agency securities are categorized in Level 2 of the fair value hierarchy.
Investments in Private Equity Real Estate Funds. The Fund’s investments in private equity real estate funds take the form of direct private investments in such entities. The transaction price is used as the best estimate of fair value at inception. Thereafter, valuation is based on an assessment of each underlying investment, incorporating valuations that consider the evaluation of financing and sale transactions with third parties, expected cash flows and market-based information, including comparable company transactions, performance multiples and changes in market outlook, among other factors. These nonpublic investments are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the fair value is unobservable.
Fair value is determined in good faith by the Board based upon relevant available information including the reported net asset value per share of the Underlying Funds, valuations provided by the boards or managers of the Underlying Funds, other reports or information deemed reliable by the Adviser regarding the Underlying Funds themselves or the markets in which they operate, and adjustments to the reported net asset value of the Underlying Funds, if any, as determined by the Board based on the other information obtained. The Fund’s net asset value per share is determined by the Board at the end of each calendar quarter. Because of the inherent uncertainty of valuations, the fair value as determined by the Board may differ significantly from the values that would have been used had a ready market for those investments existed, and the differences could be material.
(f) Income and Expense Recognition
Dividend and interest income is recognized on the accrual basis. Income from Underlying Funds is recognized as declared and distributed by the Underlying Funds. Investment transactions are accounted for on a trade date basis.
The Fund is responsible for and pays all fees and expenses incurred. Such expenses include, but are not limited to, the Adviser’s management fee, fees paid to the Fund’s administrator and custodian, legal fees, accounting fees and audit expenses, the fees and expenses of directors, directors’ and officers’ insurance, travel expenses incurred on the Fund’s behalf, and organizational and offering costs of the Fund.
In the event that the expenses of the Fund in any particular fiscal year of operations, excluding the Adviser’s management fees, offering costs, taxes and extraordinary items, and any expenses from MHBS-TRS, exceed 1.00% of the Fund’s average month-end net asset value for the fiscal year (the “Expense Reimbursement Methodology”), the Adviser will reimburse the Fund for any such expenses incurred above that amount (the “Expense Reimbursement”). The Fund notes that its private placement memorandum stated that “in the event that [the Fund’s] total ongoing operating expenses in any particular fiscal year of operations, excluding management fees, exceed 1.00% of [the Fund’s] net asset value as determined at the end of that fiscal year, the Adviser will reimburse the Fund for any such expenses incurred above 1.00% of [the Fund’s] net asset value,” (the “Stated Methodology”). In fact, the Stated Methodology was never employed, and the Expense Reimbursement Methodology has historically benefitted the Fund’s shareholders, compared with the amount that would have been reimbursed to the Fund under the Stated Methodology. The Fund believes that the Expense Reimbursement Methodology represents the industry standard for fee reimbursements of this nature. However, when the value of the net assets of the Fund is declining, as it has been in the current market environment, the Expense Reimbursement Methodology would be less beneficial to Fund shareholders than the Stated Methodology.
The total expenses of the Fund, excluding management fees, offering costs, taxes, expenses of the Fund’s taxable REIT subsidiary and extraordinary items, for the period ended September 30, 2010, amounted to $245,973 and the Expense Reimbursement for such period amounted to $109,800.
(g) Income Taxes
The Fund has elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”), commencing with the taxable year ended December 31, 2005. To qualify as a REIT, the Fund must meet a number of organizational and operational requirements, including a requirement that it currently distribute at least 90% of its adjusted taxable income to its shareholders. The Fund believes that it has been organized and has operated in a manner that will allow it to qualify for taxation as a REIT under the Code commencing with the taxable year ended December 31, 2005 and thereafter and it is management’s intention to adhere to these requirements and maintain the Fund’s REIT status.
As a REIT, the Fund will generally not be subject to corporate level federal income tax on taxable income it currently distributes to its shareholders. If the Fund fails to qualify as a REIT in any taxable year, it will be subject to federal income taxes at regular corporate rates (including any applicable alternative minimum tax) and may not be able to qualify as a REIT for the subsequent four taxable years. Even if the Fund qualifies for taxation as a REIT, the Fund may be subject to certain state and local income and excise taxes on its income and property, and to federal income and excise taxes on its undistributed income.
For the tax year ended December 31, 2009, MHBS-TRS incurred a net operating loss (“NOL”) for federal income tax purposes of approximately $564,000 which is available for carry forward through 2029. The difference between the tax loss and the financial statement loss of MHBS-TRS of approximately $703,000 mainly relates to the realization of unrealized losses recognized in prior years for financial statement purposes. As of December 31, 2009, the cumulative NOL is approximately $1,407,000 which expires through 2029. For the tax years ended December 31, 2009, 2008, 2007 and 2006, MHBS-TRS has recorded a full valuation allowance against the deferred tax asset relating to the cumulative NOL to the extent that the cumulative NOL exceeds the unrealized gains on investments, if any.
In June 2006, the FASB issued ASC subtopic 740-10 (formerly FIN 48) “Accounting for Uncertainty in Income Taxes” (“ASC 740-10”). ASC 740-10 prescribes guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. Tax positions deemed to meet the “more likely than not” threshold would be recorded as a tax benefit or expense in the current year. There was no impact to the Fund of adopting ASC 740-10 as of September 28, 2007. Management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (2007, 2008, 2009) and has concluded that as of September 30, 2010, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Interest and penalties on uncertain tax positions, should any be taken, will be classified as interest and other expense, respectively.
(h) Distributions to Shareholders
Distributions to shareholders are recorded on the declaration date.
(i) Cash and Cash Equivalents
The Fund considers cash in banks, obligations of the U.S. Government, commercial paper and deposits with financial institutions with maturities of three months or less when acquired and that can be liquidated without prior notice or penalty, to be cash and cash equivalents.
The Fund currently maintains its cash balances with SEI Private Trust Company. The Fund has not experienced any losses on such accounts and does not believe it is exposed to any significant risk on cash and cash equivalents. From time to time, the Fund may, during the course of operations, maintain cash balances with financial institutions in excess of federally insured limits.
(j) Recent Accounting Pronouncements
In April 2009, the FASB issued ASC subtopic 820-10 (formerly FSP FAS No. 157-4) “Determining Fair Value when the Volume and Level of Activity for the Asset or Liability have Significantly Decreased and Identifying Transactions that are not Orderly” (“ASC 820-10”), which is effective for the Fund beginning April 1, 2009. ASC 820-10 affirms that the objective of fair value when the market for an asset or liability is not active is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. ASC 820-10 provides guidance for estimating fair value when the volume and level of market activity for an asset or liability have significantly decreased and determining whether a transaction was orderly. ASC 820-10 applies to all fair value measurements when appropriate. The Fund does not believe that the current or future impact of this guidance will have a significant impact on its financial position, cash
(3) Capital Share Transactions
As of September 30, 2010, 300,000 shares of $0.0001 par value common stock were authorized.
Shares of the Fund’s common stock were initially sold at a price of $1,000 per share. The Fund’s shares are not traded on any securities exchange, are not expected to trade on any other market, and are subject to restrictions on transferability and resale. Shareholders do not have the right to require the Fund to repurchase or redeem their shares. The Fund had its final closing on December 31, 2006. The Fund may, from time to time after the one-year anniversary of the Final Closing, offer to repurchase Fund shares annually, on terms established by the Board. Such repurchases, if any, will be subject to available liquidity and other restrictions, be consummated at a discount to the then net asset value, and will at no time exceed more than 5% of the Fund’s outstanding shares. The Fund did not make a tender offer during the years ended March 31, 2010 and 2009, but did, at the discretion of the Board, make a repurchase of 35 shares for $35,455 during the year ended March 31, 2009, and 50 shares for $33,054 during the year ended March 31, 2010, from the estates of deceased shareholders.
The Adviser may pay, from its own resources, compensation to certain distributors of the Fund’s shares in connection with the servicing of investors. This amount is currently anticipated to range between 0.325% and 0.650% of net asset value annually.
As of September 30, 2010, affiliates of the Adviser owned approximately 0.1% of the shares of the Fund.
(4) Investments
As of September 30, 2010, the Fund had committed an aggregate of $42,455,700 to 14 Underlying Funds. With the exception of one Underlying Fund, redemptions are not permitted and liquidity is available only to the extent that the Underlying Funds make distributions. Underlying Fund RREEF America III REIT, Inc. does permit redemptions but has indefinitely suspended redemptions. As of September 30, 2010, the unfunded commitment to Underlying Funds was $8,098,512.
Cost of investments in, and distributions received from, Underlying Funds, for the period ended September 30, 2010, amounted to $3,214,767 and $806,589, respectively. Distributions received from Underlying Funds included recallable return of capital of $482,805 and non-recallable return of capital of $302,409. The cost of purchases and the proceeds from sales and repayments of fixed-income securities amounted to ($1,715,320) and $4,308,708, respectively, for the period ended September 30, 2010. At September 30, 2010, the original cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. At September 30, 2010, net unrealized (depreciation) or appreciation on investments in Underlying Funds and fixed-income securities amounted to ($12,249,480) and $63,191, respectively.
FAIR VALUE MEASUREMENTS
The Fund’s assets recorded at fair value have been categorized based upon a fair value hierarchy in accordance with ASC 820. See Note 2 for a discussion of the Fund’s policies regarding this hierarchy.

The following fair value hierarchy tables present information about the Fund’s assets measured at fair value on a recurring basis as of September 30, 2010:
Assets Measured at Fair Value on a Recurring Basis as of September 30, 2010

	Quoted Prices in
	Active Markets	Significant Other	Significant Other	Balance as of
	for Identical	Observable	Unobservable	September 30,
	Assets	Inputs	Inputs	2010
	(Level 1)	(Level 2)	(Level 3)
Fixed Income Securities:
Money Market Fund	$299,709	$—	$—	$299,709
U.S. Agency Securities and Collateralized Mortgage Obligations	—	7,480,268	—	7,480,268

Private Equity Real Estate Funds	—	—	20,430,863	20,430,863

TOTAL	$299,709	$7,480,268	$20,430,863	$28,210,840

Changes in Level 3 Assets Measured at Fair Value on a Recurring Basis for the Six Months ended September 30, 2010

				Total Realized	Purchase,
			Unrealized	and Unrealized	Sales, Other
	Beginning	Realized Gains	Gains	Gains	Settlements and	Ending
	Balance	(Losses)[1]	(Losses)[1]	(Losses)[1]	Issuances, Net[2]	Balance
Private Equity Real Estate Funds	$15,841,374	$—	$2,159,936	$2,159,936	$2,429,553	$20,430,863

[1]	Realized and unrealized gains(losses) are included in net realized gains on investments and net changes in unrealized appreciation(depreciation) on investments in the consolidated statement of operations.

[2]	Excludes $21,375 of investment income included in the consolidated statement of operations.
(5) Investment Advisory Fees
Pursuant to the investment advisory agreement between the Fund and the Adviser, the Adviser is entitled to receive, on a quarterly basis, in advance, a management fee at an annualized rate equal to 2.00% of the net asset value of the Fund comprised of Underlying Fund investments, and 1.00% of the net asset value of the Fund comprised of proceeds of offerings and distributions that have not been invested in Underlying Funds (the “Managed Account”).
(6) Administration Agreement
SEI Investments Global Funds Services (the “Administrator”) provides certain administration, accounting and investor services for the Fund. In consideration for such services, the Fund pays the Administrator a monthly fee based on month-end net assets at an annual rate of up to 0.10%, subject to certain fee minimums, and will reimburse the Administrator for certain out-of-pocket expenses. For the period ended September 30, 2010, the Fund incurred Administration fees of $86,000.
(7) Distributions to Shareholders
For the six months ended September 30, 2010 and the year ended March 31, 2010, the Fund had no distributable earnings and declared no distributions.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under GAAP. The primary reasons that differences may exist between the Fund’s tax-basis versus GAAP-basis net investment income are: (1) certain GAAP-basis amounts recognizable for tax purposes in different tax years; (2) certain GAAP-basis offering cost expenses not recognizable for tax purposes; and (3) differing tax and GAAP year ends (December 31, and March 31, respectively). These differences are temporary in nature.
(8) Subsequent Events
Subsequent to September 30, 2010, the following capital calls were funded:

Underlying Fund	Amount	Date
Urban American Real Estate Fund II, L.P.	$179,765	October 22, 2010
Urban American Real Estate Fund II, L.P.	700,000	October 26, 2010

Primary Strategies Implemented by Underlying Funds

	Barrow III	Exeter Industrial	Five Arrows IV	Guardian II	Harrison Street	Keystone II	Legacy I	Legacy II	Legg Mason II	Parmenter III	RREEF III	Thor Urban II	Transwestern II	Urban American II
Investment Strategy
Core Plus				✓
Value-Add	✓	✓	✓	✓		✓	✓	✓		✓	✓	✓		✓
Opportunistic	✓				✓	✓						✓
Mezzanine									✓				✓
Footprint
Regional		✓		✓		✓	✓	✓		✓				✓
National	✓		✓		✓				✓		✓	✓	✓
Property Types
Office	✓		✓	✓		✓	✓	✓	✓	✓	✓		✓
Retail			✓								✓	✓	✓
Multi-Family	✓								✓		✓		✓	✓
Industrial		✓	✓			✓		✓	✓		✓
Hotel/Resort	✓		✓						✓				✓
Research & Development							✓	✓
Land											✓
Specialty			✓		✓				✓		✓
Contribution to Value
Operator / Active Management		✓		✓		✓	✓	✓		✓	✓	✓		✓
Allocator of Capital	✓		✓		✓						✓
Lender									✓				✓
Aggressive Leasing		✓		✓	✓	✓	✓	✓		✓	✓	✓		✓
Minor Cosmetic Upgrades		✓		✓	✓	✓	✓	✓		✓	✓	✓		✓
Redevelopment	✓	✓			✓	✓	✓	✓		✓	✓	✓
Development	✓	✓			✓			✓				✓
Operating Company Investing			✓
For-Sale Strategies	✓												✓
External Opportunity Drivers
Industry Consolidation				✓			✓	✓
Market Timing		✓					✓	✓		✓		✓
Replacement Costs	✓	✓		✓	✓	✓	✓	✓		✓	✓	✓		✓
Inadequate Capitalization	✓	✓	✓		✓				✓			✓	✓	✓
Asset Level Distress	✓	✓				✓	✓	✓		✓	✓	✓		✓
Market Level Distress							✓	✓			✓

Private Equity Funds and the J-Curve
The private equity Underlying Funds in which we invest will likely experience operating losses in the early years of their operations—as they call capital from investors and begin to build their respective portfolios. Therefore, until they fully execute their strategies, it may take several years for the Underlying Funds to appreciate (or depreciate) in value. As such, our proportionate allocated share of these operating losses will likely result in a decline in the recorded values of our Underlying Fund investments in the early years of the Fund’s life. This phenomenon, known as the “J-Curve”, is typical of private equity investing.
In making our investments in Underlying Funds, we have made the judgment that, as the Underlying Funds fulfill their investment programs, gains will be realized in the later years of their operations that will more than offset the earlier operating losses, thus resulting in long-term positive annualized total returns. However, there can be no assurance that such judgments will prove correct and, more generally, there can be no assurance regarding the future performance of any investment in an Underlying Fund.
In the hypothetical illustration below, please observe that the return for a typical Underlying Fund, and by extension the effect on our Fund, is negative in the early years but projected to “turn the corner” and reach positive levels in later years. It is important to note that investing in private equity is a long term pursuit. Again, although future performance is never guaranteed, we strongly believe that investors with patience will ultimately be rewarded.
J-Curve Phenomenon—Hypothetical Illustration

Management Team and Independent Directors1
Senior Management Team
Edward M. Casal, 53, President, Chief Executive Officer, Chief Investment Officer and Chairman of the Board of Directors of the Fund. Mr. Casal is also the Chief Investment Officer and Chairman of the Global Real Estate Multi-Manager Group of Aviva Investors. Mr. Casal has over 26 years of broad experience in real estate and corporate finance at Madison Harbor Capital, UBS, Dillon, Read & Co. and Goldman, Sachs & Co. In his career, he has been actively involved in over $20 billion of real estate investments including equity, debt, joint venture and merger and acquisition transactions.
Russell H. Bates, 43, Executive Vice President. Mr. Bates also serves as Portfolio Manager and on the Global Investment Committee of the Global Real Estate Multi-Manager Group of Aviva Investors. Mr. Bates has over 15 years of experience in business and law, most recently with Madison Harbor Capital, and as a real estate investment banker at UBS and Friedman Billings Ramsey, and as an attorney with the U.S. Securities and Exchange Commission. Mr. Bates also served as Senior Investment Officer of FBR Asset Investment Corp., where he managed its real estate mezzanine lending program and had portfolio responsibility for its mortgage loan holdings. Mr. Bates is a member of the State Bar of Maryland.
Independent Directors of the Fund
Cydney C. Donnell, 50, is an Executive Professor in Finance at the Mays Business School at Texas A&M University. She formerly served as a Managing Director at European Investors/Ell Realty Securities, Inc. where she managed real estate securities on behalf of U.S. pension funds, foundations, endowments and high net worth clients. Ms. Donnell is a Board member of American Campus Communities Inc., Pebblebrook Hotel Trust, and the Employees Retirement System of Texas. Ms. Donnell serves on the Valuation, Audit and Nominating & Compensation Committees of the Fund.
Stanley R. Perla, CPA, 67, is the Managing Partner at Cornerstone Accounting Group LLP. He was previously Vice President and Director of Internal Audit at Vornado Realty Trust, and a real estate audit partner with Ernst & Young, where he served as National Director of Real Estate Accounting as well as on Ernst & Young’s National Accounting and Audit Committee. Mr. Perla is a Director and Chair of the Audit Committee at American Mortgage Acceptance Company. Mr. Perla is Chair of the Fund’s Audit Committee and also serves on the Valuation and Nominating & Compensation Committees.
Leland R. Speed, 78, serves as Chairman of the Board of Directors of two New York Stock Exchange listed real estate investment trusts: Parkway Properties, Inc. and EastGroup Properties, Inc. He also serves as the Executive Director of the Mississippi Development Authority. Mr. Speed serves on the Fund’s Audit and Nominating & Compensation Committees.

[1]	All directors of the Fund have served since the Fund’s inception, with the exception of Mr. Speed, who has served since October 2004. Mr. Casal does not hold any directorships other than with the Fund. Additional information regarding the directors and officers of the Fund may be found in the Fund’s most recently filed Form N-CSR, which is available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Madison Harbor Balanced Strategies, Inc.
The Chrysler Building
405 Lexington Avenue, 47th Floor
New York, NY 10174-4700
For more information,
please call 212.380.5500
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q, within sixty days after the end of the relevant period. Form N-Q filings of the Fund are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-212-380-5500; and (ii) on the Commission’s website at http://www.sec.gov. However, since the Fund’s strategy consists of investing in real estate private equity funds (“Underlying Funds”), for which voting rights will be limited, the Fund will likely have few opportunities, if any, to vote proxies.

Item 2. Code of Ethics.
Not applicable for a semi-annual report of a registered management investment company filed on Form N-CSRS.
Item 3. Audit Committee Financial Expert.
Not applicable for a semi-annual report of a registered management investment company filed on Form N-CSRS.
Item 4. Principal Accountant Fees and Services.
Not applicable for a semi-annual report of a registered management investment company filed on Form N-CSRS.
Item 5. Audit Committee of Listed Registrants.
Not applicable as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.
Item 6. Schedule of Investments.
Included as part of the Report to Shareholders filed under Item 1 of this report.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for a semi-annual report of a registered management investment company filed on Form N-CSRS.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
There was no change in Portfolio Managers during the period.
Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.
Not applicable. Neither the Registrant nor any affiliated purchasers, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (17 CFR 240.10b-18(a)(3)), purchased any shares or any other units of any class of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Securities Exchange Act of 1934 (15 U.S.C. 781).
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.
(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrants internal control over financial reporting.
Items 12. Exhibits.
(a)(1) Not applicable for a semi-annual report of a registered management investment company filed on Form N-CSRS.
(a)(2) Separate certification for each of the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.
(b) Officer certifications, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)), are filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Harbor Balanced Strategies, Inc.

By	/s/ Edward M. Casal Edward M. Casal
Chief Executive Officer
Date: December 9, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Edward M. Casal Edward M. Casal
Chief Executive Officer

Date: December 9, 2010

By	/s/ Michael Fortier Michael Fortier
Chief Financial Officer
Date: December 9, 2010